 As filed with the Securities and Exchange Commission on or about February 18,
                                   1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   Form N-1A

     REGISTRATION STATEMENT UNDER THE
      SECURITIES ACT OF 1933                                          [_]

     Registration No. 333-65269

     Pre-Effective Amendment No.                                      [_]
                                ---

     Post-Effective Amendment No. 1                                   [X]

     REGISTRATION STATEMENT UNDER THE
      INVESTMENT COMPANY ACT OF 1940                                  [_]

     Registration No. 811-09037

     Amendment No. 2                                                  [X]

                                ----------------

                          Nuveen Investment Trust III
        (Exact Name of Registrant as Specified in Declaration of Trust)

    333 West Wacker Drive, Chicago,                      60606
                Illinois                               (Zip Code)
     (Address of Principal Executive
                Offices)

      Registrant's Telephone Number, Including Area Code: (312) 917-7700

                                                       Copies to:
  Gifford R. Zimmerman--Vice President                Eric F. Fess
             and Secretary                         Chapman and Cutler
         333 West Wacker Drive                       111 W. Monroe
        Chicago, Illinois 60606                 Chicago, Illinois 60603
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[_]immediately upon filing pursuant to      [_]on (date) pursuant to paragraph
   paragraph (b)                               (a)(1)

[X]on February 19, 1999 pursuant to         [_]75 days after filing pursuant to
   paragraph (b)                               paragraph (a)(2)

[_]60 days after filing pursuant to         [_]on (date) pursuant to paragraph
   paragraph (a)(1)                            (a)(2) of Rule 485.

If appropriate, check the following box:
[_]This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                 CONTENTS

                                    OF

                      POST-EFFECTIVE AMENDMENT NO. 1

   This Post-Effective Amendment to the Registration Statement comprises the following papers and contents:

                 The Facing Sheet

                 Cross-Reference Sheet

                 Part A--Prospectus for Nuveen Income Fund (the "Fund")

                 Part B--Statement of Additional Information for the Fund

                 Part C--Other Information

                 Signatures

                 Index to Exhibits

                 Exhibits

                                                   February 19, 1999 Prospectus

                                                                          NUVEEN
                                                                    Mutual Funds


Nuveen Income Fund



(PHOTO APPEARS HERE)



For investors seeking
attractive
current income
and capital preservation.


 Featuring Portfolio Management By Nuveen Investment Advisory Services
                                      A Premier Adviser/SM/ for Income Investing

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents


Section 1  The Fund

This section provides you with an overview of the fund including investment objectives and portfolio holdings.



Introduction                                                                1
 ..............................................................................
Nuveen Income Fund                                                          2
 ..............................................................................

Section 2   How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Fund                                                        4
 ..............................................................................
Management Fees                                                             5
 ..............................................................................
What Securities We Invest In                                                5
 ..............................................................................
How We Select Investments                                                   6
 ..............................................................................
What the Risks Are                                                          7
 ..............................................................................
How We Manage Risk                                                          8
 ..............................................................................

Section 3   How You Can Buy and Sell Shares

This section provides the information you need to move money into or out of your account.

How to Choose a Share Class                                                 9
 ..............................................................................
How to Reduce Your Sales Charge                                            11
 ..............................................................................
How to Buy Shares                                                          11
 ..............................................................................
Systematic Investing                                                       12
 ..............................................................................
Systematic Withdrawal                                                      13
 ..............................................................................
Special Services                                                           13
 ..............................................................................
How to Sell Shares                                                         14
 ..............................................................................

Section 4   General Information

This section summarizes the fund's distribution policies and other general fund information.

Distributions and Taxes                                                    16
 ..............................................................................
Distribution and Service Plan                                              17
 ..............................................................................
Net Asset Value                                                            18
 ..............................................................................
Fund Service Providers                                                     18
 ..............................................................................

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.


Investment
Strategy

Risks

Fees, Charges
and Expenses

Shareholder
Instructions

Performance and
Current Portfolio
Information

                                                 February 19, 1999


Section 1  The Fund

                               Nuveen Income Fund

Introduction

This prospectus is intended to provide important information to help you evaluate whether the fund may be right for you. Please read it carefully before investing and keep it for future reference.

Current Income and Capital Preservation

Many individuals investing for their future seek to build capital while retaining a measure of capital protection. An effective way of pursuing this goal is through a portfolio allocation of investment grade bonds which can provide a consistent income stream and capital appreciation potential. Bonds also can be added to stock portfolios as a way of diversifying and moderating risk.

Investors seeking income, growth of income and capital and capital preservation should consider the Nuveen Income Fund for their portfolio. The fund invests primarily in intermediate-term, investment grade bonds with attractive current yields and future appreciation potential.


   NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE

                                                          Section 1  The Fund  1

Nuveen Income Fund


Fund Overview

Investment Objective

The fund seeks to provide over time attractive current income and capital preservation.

How the Fund Pursues Its Objective

The fund purchases primarily bonds with intermediate effective maturities that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies, or in non-rated bonds if the fund's investment adviser judges them to be of comparable quality. We may also buy non-investment grade bonds and dollar-denominated bonds of foreign issuers, subject to certain limitations.

We use a value-oriented strategy and look for higher-yielding and undervalued bonds that offer the potential for above-average total returns.

What are the Risks of Investing in the Fund?

An investment in the fund is subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing prices of bonds in the fund to fall. Credit risk is the risk that an issuer of a bond in the fund will default or be unable to pay principal and interest; lower rated bonds generally carry greater credit risk. The fund's limited investments in dollar-denominated foreign bonds are subject to the economic and financial risks of foreign markets, which could reduce prices, increase volatility or reduce liquidity. As with any mutual fund investment, loss of money is a risk of investing.

We seek to reduce risk by limiting effective maturities, buying quality bonds and diversifying the fund's investment portfolio geographically as well as across different industry sectors.

Is This Fund Right for You?

The fund may be appropriate for you if you are seeking to:

 .  Earn regular monthly dividends;
 .  Preserve investment capital over time;
 .  Complement a portfolio of equity investments.

You should not invest in this fund if you are seeking to:

 .  Pursue a growth investment strategy;
 .  Avoid share price fluctuation.


The Benefits of Bond Funds

Bond funds often make sense as part of a long-term investment plan. Bond funds can offer investors the potential for:

 . Regular Income--Bond funds can provide a source of regular income to help cover ordinary living expenses.

 . Capital Preservation--The greater stability of bonds compared to stocks over time can help investors preserve capital and maintain their standard of living.

 . Diversification--For investors who also own stocks, bond funds can help moderate overall portfolio risk by adding an element of diversification and greater stability.


2  Section 1   The Fund

What are the Costs of Investing?

Shareholder Transaction Expenses/1/

Paid Directly From Your Investment

Share Class                              A       B      C     R/2/
-------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                           4.75%/3/ None   None   None
 ...................................................................
Maximum Sales Charge Imposed
on Reinvested Dividends                  None   None   None   None
 ...................................................................
Exchange Fees                            None   None   None   None
 ...................................................................
Deferred Sales Charge/4/                None/3/ 5%/5/  1%/6/  None
 ...................................................................

Annual Fund Operating Expenses/7/

Paid From Fund Assets

Share Class                                 A      B     C      R
-------------------------------------------------------------------
Management Fees                           .60%   .60%   .60%   .60%
 ...................................................................
12b-1 Distribution and Service Fees       .25%  1.00%  1.00%    --%
 ...................................................................
Other Expenses                            .80%   .80%   .80%   .80%
-------------------------------------------------------------------
Total Operating Expenses--Gross          1.65%  2.40%  2.40%  1.40%
 ...................................................................
Expense Waiver/Reimbursements             .60%   .60%   .60%   .60%
 ...................................................................
Total Operating Expenses--Net            1.05%  1.80%  1.80%   .80%
-------------------------------------------------------------------

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                      Redemption             No Redemption
 Share Class    A      B      C     R     A     B     C     R
---------------------------------------------------------------
1 Year         $635  $  636  $243  $143  $635  $243  $243  $143
 ...............................................................
3 Years        $971  $1,060  $748  $443  $971  $748  $748  $443
 ...............................................................


How the Fund Is Invested (as of 12/31/98)

Portfolio Statistics

Weighted Average Maturity    10.9 years
 .......................................
Weighted Average Duration     6.3 years
 .......................................
Weighted Average Credit Quality      A+
 .......................................
Number of Issues                     19
 .......................................

Credit Quality

AAA                                 38%
 .......................................
AA                                  12%
 .......................................
A                                   19%
 .......................................
BBB                                 27%
 .......................................
NR/Other                             4%
 .......................................


Sector Diversification (Top 5)

[PIE CHART APPEARS HERE]

Basic Materials           5%
Utilities                18%
Consumer Cyclicals       20%
Other                     8%
Financials               21%
U.S. Guaranteed          28%

1. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

2. Class R Shares may be purchased only under limited circumstances or by specified classes of investors. See "How You Can Buy and Sell Shares."

3. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may bear a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

4. As a percentage of lesser of purchase price or redemption proceeds.

5. Class B shares redeemed within six years of purchase bear a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

6. Class C shares redeemed within one year of purchase bear a 1% CDSC.

7. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules. The percentages shown are based on estimated amounts for the current fiscal year. The investment adviser has agreed to waive fees and reimburse expenses through July 31, 1999 in order to prevent Total Operating Expenses (excluding any distribution or service fees and extraordinary expenses) from exceeding .80% of the average daily net asset value of any class of fund shares. The table does not reflect organization expenses which will be reimbursed by the adviser.

                                                        Section 1  The Fund  3

Section 2  How We Manage Your Money

To help you understand the fund better, this section includes a detailed discussion of our investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.

Who Manages the Fund

Nuveen Institutional Advisory Corp. ("NIAC"), 333 West Wacker Drive, Chicago, IL 60606, serves as the investment adviser to the fund. In this capacity, NIAC is responsible for the selection and on-going monitoring of the securities in the fund's investment portfolio, managing the fund's business affairs and providing certain clerical, bookkeeping and other administrative services. NIAC is a wholly owned subsidiary of John Nuveen & Co. Incorporated (Nuveen). Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. Nuveen is the sponsor and principal underwriter of the fund's shares and has sponsored or underwritten more than $60 billion of investment company securities. Nuveen and its affiliates have approximately $50 billion in assets under management.

Overall investment management strategy and operating policies for the fund are set by Nuveen's Investment Management Committee. The Investment Management Committee is comprised of several principal executive and investment officers of John Nuveen & Co. Incorporated and NIAC. Day to day investment operations and execution of specific investment strategies is the responsibility of NIAC. NIAC manages the fund using a team of analysts and portfolio managers that focus on a specific group of funds. Edward F. Neild and Richard A. Huber, the fund's portfolio managers, will provide daily oversight for, and execution of, the fund's investment activities. Mr. Neild is Managing Director, Nuveen Investment Advisory Services, and has overall supervisory responsibility for Nuveen's investment management activities. A Chartered Financial Analyst, Mr. Neild is a Vice President of NIAC and has been a Vice President of the fund since its inception. Mr. Huber is a Vice President of NIAC and has been a Vice President of the fund since its inception. Mr. Huber previously was a Vice President and portfolio manager of Flagship Financial. Mr. Huber currently manages investments for six Nuveen-sponsored investment companies.

4  Section 2   How We Manage Your Money

Management Fees

For providing these services, NIAC is paid an annual fund management fee according to the following schedule:


Average Daily Net Asset Value                                   Fund Fee
 ........................................................................
For the first $125 million                                       0.6000%
 ........................................................................
For the next $125 million                                        0.5875%
 ........................................................................
For the next $250 million                                        0.5750%
 ........................................................................
For the next $500 million                                        0.5625%
 ........................................................................
For the next $1 billion                                          0.5500%
 ........................................................................
For assets over $2 billion                                       0.5250%
 ........................................................................

The fund also pays for its own operating expenses such as custodial, transfer agent, accounting and legal fees; brokerage commissions; distribution and service fees; and extraordinary expenses.

What Securities We Invest In

Taxable Bonds

The fund invests primarily (at least 65% of its net assets) in a diversified portfolio of domestic investment grade quality bonds of varying maturities. Investment grade quality bonds are fixed income securities that at the time of purchase either are rated in the four highest (investment grade) categories by Moody's Investors Service, Standard & Poor's, Duff & Phelps or Fitch IBCA, Inc., or are unrated, but judged investment grade by NIAC. Fixed-income securities include U.S. and foreign government bonds (including obligations of their agencies and instrumentalities), corporate bonds (other than convertible bonds), mortgage- and asset-backed securities, loan participations, and comparable instruments. Fixed-income securities may have a fixed, variable, or floating rate of interest.

The fund may also invest up to 35% of its net assets in a combination of (a) fixed-income securities that are either rated B or higher by at least one of the national rating agencies or unrated, but judged to be comparable in quality by NIAC; or (b) other securities that have predominantly fixed-income characteristics, such as preferred stock. Securities rated below investment grade are commonly known as "high-yield," "high-risk" or "junk" bonds which typically offer higher yields but involve greater risks, including the possibility of default or bankruptcy, and increased market price volatility.

The fund will limit investment in securities of foreign issuers to 20% of its net assets, and will invest only in U.S. dollar-denominated securities of foreign issuers whose headquarters are located in a country that (i) has sovereign debt rated investment grade quality by Moody's Investors Service, Standard & Poor's, Duff & Phelp's or Fitch IBCA, Inc. or (ii) is a member of the Organization for Economic Cooperation and Development (OECD). The OECD consists of 29 countries sharing the principles of the market economy, pluralist democracy and human rights. The OECD is composed of industrialized nations, mostly from Europe and North America.


                                          Section 2  How We Manage Your Money  5

Short-term Investments

Under normal market conditions, the fund may invest up to 20% of its total assets in short-term, high quality fixed-income securities and cash equivalents. These securities include U.S. government securities, certificates of deposit, bankers' acceptances, commercial paper rated A-1 or higher by S&P, Prime-1 or higher by Moody's, Duff 2 or higher by Duff & Phelps or Fitch 2 or higher by Fitch, repurchase agreements with respect to U.S. government obligations, and similar fixed-income securities with remaining maturities of one year or less. (See "How We Manage Risk--Hedging and Other Defensive Investment Strategies.") For more information on eligible short-term investments, see the Statement of Additional Information.

Portfolio Maturity

The fund buys bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average effective maturity of 5 to 10 years. A bond's effective maturity may be significantly shorter than its stated maturity due to certain features (such as puts, adjustable coupons, or a prepayment schedule or expected prepayment rates, but not call provisions) that cause the bond to experience the same price volatility as a shorter-maturity but otherwise comparable bond.

How We Select Investments

NIAC follows a value-driven investment process to select bonds for the fund based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. NIAC is supported by Nuveen's team of research analysts who review the bonds available for purchase, monitor the continued creditworthiness of the fund's investments, and analyze economic, political and demographic trends affecting the bond markets. We seek to identify bonds with favorable characteristics we believe are not yet recognized by the market. An example would be a bond in a strengthening industry sector or a bond with improving credit quality, in each case providing an expected favorable impact on future performance. We then select those higher-yielding and undervalued bonds that we believe represent the most attractive values.

Portfolio Turnover

The fund buys and sells portfolio bonds in the normal course of its investment activities. The proportion of the fund's investment portfolio that is sold and replaced with new bonds during a year is known as the fund's portfolio turnover rate. The fund intends to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. The fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.

Delayed Delivery Transactions

The fund may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. Such transactions involve an



6  Section 2   How We Manage Your Money
element of risk because the value of the security to be purchased may decline before the settlement date.

The fund's investment objective may not be changed without shareholder approval. The above investment policies can be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

What the Risks Are

Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the fund. Because of these and other risks, you should consider an investment in the fund to be a long-term investment.

Interest rate risk: Because the fund invests in bonds, the fund is subject to interest rate risk. Interest rate risk is the risk that the value of the fund's portfolio will decline because of rising market interest rates (bond prices move in the opposite direction of interest rates). The longer the average maturity (duration) of the fund's portfolio, the greater its interest rate risk. See "What Securities We Invest In--Portfolio Maturity."

Income risk: The fund is subject to income risk. Income risk is the risk that the income from the fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate.

Credit risk: The fund is subject to credit risk. Credit risk is the risk that an issuer of a bond is unable to meet its obligation to make interest and principal payments due to changing financial or market conditions. Generally, lower rated bonds provide higher current income but are considered to carry greater credit risk than higher rated bonds. The fund may invest up to 35% of its net assets in bonds that either are rated B or BB, or are unrated but judged to be comparable in quality by NIAC. In addition, Year 2000 issues may affect the ability of issuers to meet their payment obligations to their bond holders, and may adversely affect their credit ratings.

Inflation risk: Like all mutual funds, the fund is subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the fund's assets can decline as can the value of the fund's distributions.

Foreign investment risk: Bonds of foreign issuers (which must be dollar-denominated and are limited to 20% of net assets) present risks beyond those of domestic securities. Such risks include political or economic instability and less publicly available information. Foreign bonds may be less liquid and have more price volatility than domestic bonds.



                                          Section 2  How We Manage Your Money  7

How We Manage Risk


In pursuit of its investment objective, the fund assumes investment risk, chiefly in the form of interest rate and credit risk. The fund limits this investment risk generally by restricting the type and maturities of bonds they purchase, and by diversifying their investment portfolios geographically as well as across different industry sectors.

Investment Limitations
The fund has adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. The fund may not have more than:

 . 5% in securities in any one issuer (except for U.S. Government securities or for 25% of the fund's total assets);
 .  25% in any one industry (except U.S. government securities).

Please see the Statement of Additional Information for a more detailed discussion of investment limitations.

Hedging and Other Defensive Investment Strategies
The fund may invest up to 100% of its assets in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average effective maturity of the fund's investment portfolio may fall below the defined range described under "What Securities We Invest In," and the fund may not achieve its investment objective.

We may also use various investment strategies designed to hedge against changes in the values of securities the fund owns or expects to purchase or to hedge against interest rate changes. These hedging strategies include using financial futures contracts, interest rate swaps, options on financial futures, or options based on debt securities whose prices, in the opinion of the fund's investment adviser, correlate with the prices of the fund's investments. The ability of the fund to benefit from options and futures is largely dependent on our ability to use such strategies successfully. The fund could lose money on futures transactions or an option can expire worthless. The fund will not enter into futures and options transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceeds 5% of the fund's net assets. In addition, the fund will not enter into futures contracts and options transactions if more than 30% of its net assets would be committed to such instruments. The fund may not commit more than 25% of its assets to interest rate swaps.


8  Section 2   How We Manage Your Money

Section 3  How You Can Buy and Sell Shares

You can choose from four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial adviser can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.

How to Choose a Share Class

In deciding whether to purchase Class A, Class B, Class C or Class R shares, you should consider:

 . the amount of your purchase;

 . any current holdings of fund shares;

 . how long you expect to hold the shares;

 . the amount of any up-front sales charge;

 . whether a contingent deferred sales charge (CDSC) would apply upon redemption;

 . the amount of any distribution or service fees that you may incur while you own the shares;

 . whether you will be reinvesting income or capital gain distributions in additional shares;

 . whether you qualify for a sales charge waiver or reduction.

For a summary of the charges and expenses for each class, please see "What are the Costs of Investing?".

Class A Shares

You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .25% which compensates your financial adviser for providing ongoing service to you. The up-front Class A sales charge is as follows:

                                                                                    Authorized Dealer
                                     Sales Charge as % of     Sales Charge as % of  Commission as % of
Amount of Purchase                   Public Offering Price    Net Amount Invested   Public Offering Price
Less than $50,000                             4.75%                  4.96%                  4.25%
 ..........................................................................................................
$50,000 but less than $100,000                4.50%                  4.71%                  4.00%
 ..........................................................................................................
$100,000 but less than $250,000               3.50%                  3.63%                  3.00%
 ..........................................................................................................
$250,000 but less than $500,000               2.50%                  2.56%                  2.00%
 ..........................................................................................................
$500,000 but less than $1,000,000             2.00%                  2.04%                  1.75%
 ..........................................................................................................
$1,000,000 and over                            --*                    --                    .75%*
 ..........................................................................................................

* You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays Authorized Dealers of record on these share purchases a sales commission of .75% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a CDSC of .75% of either

                                   Section 3  How You Can Buy and Sell Shares  9
your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial adviser has made arrangements with Nuveen and agrees to waive the commission.

Class B Shares

You can buy Class B shares at the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of average daily assets. The annual .25% service fee compensates your financial adviser for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial adviser a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

Years Since Purchase  0-1  1-2  2-3  3-4  4-5  5-6

CDSC                  5%   4%   4%   3%   2%   1%
 ................................................................................
Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

Class C Shares

You can buy Class C shares at the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of average daily assets. The annual .25% service fee compensates your financial adviser for providing ongoing service to you. The annual .75% distribution fee reimburses Nuveen for paying your financial adviser an ongoing sales commission. Nuveen advances the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you may have to pay a 1% CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower.

Class R Shares

Under limited circumstances, you may purchase Class R shares at the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower ongoing expenses than the other classes.

10  Section 3  How You Can Buy and Sell Shares

How to Reduce Your Sales Charge

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

Class A Sales Charge      Class A Sales Charge        Class R Eligibility
Reductions                Waivers

* Rights of Accumulation  * Nuveen Defined Portfolio  * Certain employees and
                            reinvestment                directors of Nuveen or
* Letter of intent                                      employees of authorized
                          * Retirement plans            dealers
* Group purchase
                          * Certain employees and     * Bank trust departments
                            directors of Nuveen or
                            employees of authorized
                            dealers

                          * Bank trust departments

In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial adviser or by calling (800) 257-8787. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The fund may modify or discontinue these programs at any time.

How to Buy Shares

You may open an account with $3,000 per share class ($1,000 for a Traditional/Roth IRA account; $500 for an Education IRA account; $500 for accounts opened through certain fee based programs; and $50 through systematic investment plan accounts) and make additional investments at any time with as little as $50. There is no minimum if you are reinvesting Nuveen Defined Portfolio distributions. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price. A business day is any day the New York Stock Exchange is open for business and normally ends at 4 p.m. New York time.

Through a Financial Adviser

You may buy shares through your financial adviser, who can handle all the details for you, including opening a new account. Financial advisers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisers are paid either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge for ongoing

                                  Section 3  How You Can Buy and Sell Shares  11
investment advice and services. If you do not have a financial adviser, call
(800) 257-8787 and Nuveen can refer you to one in your area.

By Mail

You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186.

Systematic Investing

Once you have established a fund account, systematic investing allows you to make regular investments through automatic deductions from your bank account (simply complete the appropriate section of the account application form) or directly from your paycheck. To invest directly from your paycheck, contact your financial adviser or call Nuveen at (800) 257-8787. Systematic investing may also make you eligible for reduced sales charges.

The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 5%, 6% or 7% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.

[CHART APPEARS HERE]

Year                  Invested Principal          Compounded 5%         Compounded 6%          Compounded 7%
---                  -------------------          -------------         -------------          -------------
  0                                3,000                  3,013                 3,015                  3,018
  1                                4,100                  4,281                 4,319                  4,356
  2                                5,300                  5,733                 5,825                  5,918
  3                                6,500                  7,260                 7,424                  7,592
  4                                7,700                  8,864                 9,121                  9,387
  5                                8,900                 10,551                10,924                 11,312
  6                               10,100                 12,323                12,837                 13,376
  7                               11,300                 14,187                14,869                 15,590
  8                               12,500                 16,146                17,025                 17,963
  9                               13,700                 18,205                19,315                 20,508
 10                               14,900                 20,369                21,746                 23,237
 11                               16,100                 22,644                24,327                 26,164
 12                               17,300                 25,036                27,067                 29,302
 13                               18,500                 27,550                29,976                 32,666
 14                               19,700                 30,192                33,065                 36,274
 15                               20,900                 32,970                36,344                 40,143
 16                               22,100                 35,890                39,826                 44,292
 17                               23,300                 38,959                43,522                 48,740
 18                               24,500                 42,185                47,446                 53,510
 19                               25,700                 45,577                51,612                 58,624
 20                               26,900                 49,141                56,035                 64,109

One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.

12  Section 3  How You Can Buy and Sell Shares

Systematic Investment Plan

You can make regular investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account. You can stop the withdrawals at any time. There is no charge for this plan.

Payroll Direct Deposit Plan

You can, with your employer's consent, make regular investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct this amount automatically from your paycheck. You can stop the deductions at any time. There is no charge for this plan.

Systematic Withdrawal

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Special Services

To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

Exchanging Shares

You may exchange fund shares into an identically registered account at any time for the same class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. Because an exchange is treated for tax purposes as a concurrent sale and purchase and any gain may be subject to tax, you should consult your tax adviser about the tax consequences of any contemplated exchange.

The exchange privilege is not intended to allow you to use the fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, the fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

Reinstatement Privilege

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your

Section  3  How You Can Buy and Sell Shares  13
holding period. You may use this reinstatement privilege only once for any redemption.

Fund Direct/SM/

You may link your fund account to your bank account and transfer money electronically between these accounts and perform a variety of account transactions, including buying shares by telephone and investing through a Systematic Investment Plan. You may also have dividends, distributions, redemption payments or systematic withdrawals sent directly to your bank account.

Your financial adviser can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

How to Sell Shares

You may use one of the following ways to sell (redeem) your shares on any day the New York Stock Exchange is open. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. While the fund does not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your fund account due to capital appreciation, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

Through Your Financial Adviser

You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser may charge for this.

By Telephone

If you have authorized telephone redemption privileges, you can redeem your shares by telephone. You may not redeem by telephone shares held in certificate form. Checks will be issued only to the shareholder of record and mailed to the address of record. If you have established electronic funds transfer privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day. Nuveen and Chase Global Funds Services Company, the fund's transfer agent, will be liable for losses resulting from unauthorized telephone redemptions only if they do not follow reasonable procedures designed to verify the identity of the caller. You should immediately verify your trade confirmations when you receive them.




14  Section 3   How You Can Buy and Sell Shares

An Important Note About
Involuntary Redemption

From time to time, the fund
may establish minimum
account size requirements.
The fund reserves the right to
liquidate your account upon
30 days' written notice if the
value of your account falls
below an established
minimum.  The fund presently
has set a minimum balance of
$100 unless you have an
active Nuveen Defined
Portfolio reinvestment
account.  You will not be
assessed a CDSC on an
involuntary redemption.


By Mail
You can sell your shares at any time by sending a written request to the fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Your request must include the following information:

 .  The fund's name;

 .  Your name and account number;

 .  The dollar or share amount you wish to redeem;

 .  The signature of each owner exactly as it appears on the account;

 . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

 . The address where you want your redemption proceeds sent (if other than the address of record);

 .  Any certificates you have for the shares; and

 .  Any required signature guarantees.

We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check is cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the fund. A notary public cannot provide a signature guarantee.

                                 Section 3  How You Can Buy and Sell Shares  15

Section 4  General Information

To help you understand the tax implications of investing in the fund, this section includes important details about how the fund makes distributions to shareholders. We discuss some other fund policies, as well.


Distributions and Taxes

The fund pays dividends monthly and any taxable capital gains once a year in December. The fund declares dividends monthly to shareholders of record as of the ninth of each month, generally payable the first business day of the following month.

Payment and Reinvestment Options
The fund automatically reinvests your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial adviser or call Nuveen at (800) 257-8787.

Taxes and Tax Reporting
The fund intends to make distributions that may be taxed as ordinary income or capital gains. Dividends from the fund's long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares. The fund will distribute in December any capital gains realized over the preceding year.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. You will receive this statement from the firm where you purchased your fund shares if you hold your investment in street name. Nuveen will send you this statement if you hold your shares in registered form. The tax status of your dividends from the fund is not affected by whether you reinvest your dividends or receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law.

16  Section 4  General Information

Please note that if you do not furnish us with your correct Social Security number or employer identification number, federal law requires us to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

Distribution and Service Plan

John Nuveen & Co. Incorporated serves as the selling agent and distributor of the fund's shares. In this capacity, Nuveen manages the offering of the fund's shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, the fund has adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940. (See "How to Choose a Share Class" for a description of the distribution and service fees paid under this plan.)

Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to Authorized Dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate Authorized Dealers, including Nuveen, for providing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, the expenses of preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                              Section 4  General Information  17

Net Asset Value

The price you pay for your shares is based on the fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class by taking the fair value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the fund's Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available, the pricing service establishes fair market value based on prices of comparable securities.

Fund Service Providers

The custodian of the assets of the fund is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the fund. The fund's transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

NIAC and Chase Global Funds Services Company each rely on computer systems to manage the fund's investments, process shareholder transactions and provide shareholder account maintenance. Because of the way computers historically have stored dates, some of these systems currently may not be able to correctly process activity occurring in the year 2000. NIAC is working with the fund's service providers to adapt their systems to address this "Year 2000" issue. NIAC and the fund expect, but there can be no absolute assurance, that the necessary work will be completed on a timely basis.

18  Section 4  General Information

Nuveen Mutual Funds


Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth

Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
Dividend and Growth Fund

   Income

Income Fund

Tax-Free Income

National Municipal Bond Funds
Long-term
Insured Long-term
Intermediate-term
Limited-term


State Municipal Bond Funds

Arizona         Louisiana        North Carolina
California/1/   Maryland         Ohio
Colorado        Massachusetts/1/ Pennsylvania
Connecticut     Michigan         Tennessee
Florida         Missouri         Virginia
Georgia         New Jersey       Wisconsin
Kansas          New Mexico
Kentucky/2/     New York/1/


Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on the fund's policies and operation. Call Nuveen at (800) 257-8787 to request a free copy of the SAI or for other fund information.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549. The fund's Investment Company file number is 811-09037.

1. Long-term and insured long-term portfolios.
2. Long-term and limited-term portfolios.

NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787
www.nuveen.com                                                EPR-IF-NA 2-99

Statement of Additional Information

February 19, 1999
Nuveen Investment Trust III
333 West Wacker Drive
Chicago, Illinois 60606

NUVEEN INCOME FUND

This Statement of Additional Information is not a prospectus. A prospectus may be obtained without charge from certain securities representatives, banks and other financial institutions that have entered into sales agreements with John Nuveen & Co. Incorporated, or from the Fund, by sending a written request to the Fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186 or by calling 800-257-8787. This Statement of Addi-tional Information relates to, and should be read in conjunction with the Pro-spectus for the Nuveen Income Fund. The Prospectus for the Fund is dated Febru-ary 19, 1999.

Table of Contents                                                         Page
------------------------------------------------------------------------------
General Information                                                        B-2
------------------------------------------------------------------------------
Investment Policies and Restrictions                                       B-2
------------------------------------------------------------------------------
Investment Policies and Techniques                                         B-4
------------------------------------------------------------------------------
Management                                                                B-25
------------------------------------------------------------------------------
Fund Manager and Portfolio Manager                                        B-29
------------------------------------------------------------------------------
Portfolio Transactions                                                    B-29
------------------------------------------------------------------------------
Net Asset Value                                                           B-31
------------------------------------------------------------------------------
Tax Matters                                                               B-32
------------------------------------------------------------------------------
Performance Information                                                   B-36
------------------------------------------------------------------------------
Additional Information on the Purchase and Redemption of Fund Shares and
 Shareholder Programs                                                     B-39
------------------------------------------------------------------------------
Distribution and Service Plan                                             B-55
------------------------------------------------------------------------------
Independent Public Accountants, Custodian and Transfer Agent              B-56
------------------------------------------------------------------------------
Statement of Net Assets                                                   B-57
------------------------------------------------------------------------------
Report of Independent Public Accountants                                  B-58
------------------------------------------------------------------------------
General Trust Information                                                 B-59
------------------------------------------------------------------------------
Appendix A--Ratings of Investments                                         A-1
------------------------------------------------------------------------------

                              GENERAL INFORMATION

Nuveen Income Fund (the "Fund"), is an open-end diversified management invest-ment company organized as a series of the Nuveen Investment Trust III (the "Trust"). The Trust is an open-end diversified management series investment company organized as a Massachusetts business trust on August 20, 1998. The Fund is currently the only outstanding series of the Trust.

Certain matters under the Investment Company Act of 1940 which must be submit-ted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each se-ries affected by such matter.

                    INVESTMENT POLICIES AND RESTRICTIONS

Investment Restrictions
The investment objective and certain fundamental investment policies of the Fund are described in the Fund's Prospectus. The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the
Fund:

(1) With respect to 75% of its total assets, purchase the securities of any is-suer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer.

(2) Borrow money, except that the Fund may (i) borrow money from banks for tem-porary or emergency purposes (but not for leverage or the purchase of invest-ments) and (ii) engage in other transactions permissible under the Investment Company Act of 1940 that may involve a borrowing (such as, obtaining short-term credits as are necessary for the clearance of transactions, engaging in de-layed-delivery transactions, or purchasing certain futures and options), pro-vided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

(3) Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Se-curities Act of 1933 in connection with the purchase and sale of portfolio se-curities.

(4) Make loans to other persons, except through (i) the purchase of debt secu-rities permissible under the Fund's investment policies, (ii) repurchase agree-ments, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

(5) Purchase or sell physical commodities unless acquired as a result of owner-ship of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other in-struments backed by physical commodities).

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from pur-chasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7) Issue senior securities, except as permitted under the Investment Company Act of 1940.

(8) Purchase the securities of any issuer if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers whose prin-cipal business activities are in the same industry (except that this restric-tion shall not be applicable to securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof).

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a viola-tion of that restriction.

The foregoing fundamental investment policies, together with the investment ob-jective of the Fund, cannot be changed without approval by holders of a "major-ity of the Fund's outstanding voting shares." As defined in the Investment Com-pany Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

In addition to the fundamental investment policies listed above, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

(1) Sell securities short, unless the Fund owns or has the right to obtain se-curities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) Enter into futures contracts or related options if more than 30% of the Fund's net assets would be represented by such instruments or more than 5% of the Fund's net assets would be committed to initial margin deposits and premi-ums on futures contracts and related options.

(3) Purchase securities when borrowings exceed 5% of its total assets. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its invest-ments at a time when it may be disadvantageous to do so.

(4) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

(5) Purchase securities of companies for the purpose of exercising control.

                    INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund's investment objectives, policies, and techniques that are described in the Prospectus.

Investment in Fixed-Income Securities

As described in the Prospectus, the Fund invests primarily in a diversified portfolio of investment grade quality, fixed-income securities of varying matu-rities. Investment grade quality bonds are fixed income securities which are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), by Standard & Poor's Corporation ("S&P"), by Fitch IBCA, Inc. ("Fitch"), or by Duff & Phelps Inc. ("D&P") or are unrated fixed-income securities which, in the opinion of Nuveen Institutional Advisory Corp. ("NIAC"), are of comparable quality to bonds rated within the four highest grades by Moody's, S&P, Fitch, or D&P. The Fund may also invest up to 35% of its net assets in a combination of (a) fixed-income securities that are rated B or BB (below investment grade) or in unrated secu-rities judged by NIAC to be of comparable quality; or (b) other securities that have predominantly fixed-income characteristics, such as preferred stock. The Fund may also invest up to 20% of its net assets in U.S. dollar-denominated fixed-income securities of foreign issuers whose headquarters are located in a country that (i) has sovereign debt rated investment grade quality by Moody's Investors Service, Standard & Poor's, D&P or Fitch or (ii) is a member of the Organization for Economic Cooperation and Development. Lastly, the Fund may in-vest in temporary investments as described below. See Appendix A for more in-formation about ratings by Moody's, S&P, Fitch and D&P.

NIAC pursues a value oriented investment process for selecting securities by seeking to identify securities whose current yields, prices, credit quality and future prospects will provide, in NIAC's opinion, an attractive yield and fu-ture appreciation potential. Securities that are undervalued or that represent undervalued market sectors are securities that, in NIAC's opinion, are worth more than the value assigned to them in the marketplace. Securities of particu-lar types or purposes may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of securities of the market sector for reasons that do not apply to the particular securities that are considered undervalued. The Fund's investment in undervalued securities will be based on NIAC's belief that their prices should ultimately reflect their true value. In seeking undervalued securities, the Fund may purchase underrated securities. Underrated securities are those whose ratings do not, in NIAC's opinion, reflect their true value. Such securities may be underrated because of the time that has elapsed since their rating was assigned or reviewed, or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons.

In general, fixed-income securities include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government secu-rities"); corporate debt securities (other than convertible securities) and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; struc-tured notes, including hybrid or "indexed" securities, and loan participa-tions; delayed funding loans and revolving credit facilities; bank certifi-cates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other instrumentali-ties; obligations of foreign governments or their subdivisions, agencies and instrumentalities; obligations of international agencies or supranational en-tities; and similar instruments. Fixed income securities may have fixed, vari-able, or floating rates of interest. The Fund may invest all of its assets in derivative instruments or in mortgage- or asset-backed securities. The Fund may adhere to its investment policy by entering into a series of purchase and sale contracts or utilizing other investment techniques by which it may obtain market exposure to the securities in which it primarily invests. Some of the fixed income securities in which the Fund may invest are described in further detail below.

Loan Participations
The Fund may invest in loan participations, which may have speculative charac-teristics, when the portfolio manager believes such investments offer the pos-sibility of long-term appreciation in value. Loan participations are interests in floating or variable rate senior loans to U.S. corporations, partnerships, and other entities that operate in a variety of industries and geographic re-gions. An investment in loan participations carries a high degree of risk and may have the consequence that interest payments with respect to such securi-ties may be reduced, deferred, suspended, or eliminated and may have the fur-ther consequence that principal payments may likewise be reduced, deferred, suspended or canceled, causing the loss of the entire amount of the invest-ment. In addition, most loan participations are illiquid. To the extent that loan participations are deemed to be illiquid, they will be subject to the Fund's 15% restriction on investments in illiquid securities.

Loans in which the Fund will purchase participation interests may pay interest at rates which are periodically redetermined on the basis of a base lending rate plus a premium. These base lending rates are generally the Prime Rate of-fered by a major U.S. bank, the London Inter-Bank Offered Rate, the Certifi-cate of Deposit rate or other base lending rates used by commercial lenders. The loans typically have the most senior position in a borrower's capital structure, although some loans may hold an equal ranking with other senior se-curities of the borrower. Although the loans generally are secured by specific collateral, the Fund may invest in loans which are not secured by any collat-eral. Uncollateralized loans pose a greater risk of nonpayment of interest or loss of principal than do collateralized loans. The collateral underlying a collateralized loan may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower's obligation under a loan. The
Fund is not subject to any restrictions with respect to the maturity of the loans in which it purchases participation interests.

The loans in which the Fund will purchase participation interests generally are not rated by nationally recognized statistical rating organizations. Rat-ings of other securities issued by a borrower do not necessarily reflect ade-quately the relative quality of a borrower's loans. Therefore, although the portfolio manager may consider such ratings in determining whether to invest in a partic-ular loan, such ratings will not be the determinative factor in the portfolio manager's analysis.

The loans are not readily marketable and may be subject to restrictions on re-sale. Participation interests in the loans generally are not listed on any na-tional securities exchange or automated quotation system and no regular market has developed for such interests. Any secondary purchases and sales of loan participations generally are conducted in private transactions between buyers and sellers. Many of the loans in which the Fund expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which, in the portfolio manager's opinion, should enhance the relative liquidity of such interests.

When acquiring a loan participation, the Fund will have a contractual relation-ship only with the lender (typically an entity in the banking, finance or fi-nancial services industries), not with the borrower. The Fund has the right to receive payments of principal and interest to which it is entitled only from the lender selling the loan participation and only upon receipt by such lender of such payments from the borrower. In connection with purchasing loan partici-pations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other lenders through set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the loan participation. As a result, the Fund may assume the credit risk of both the borrower and the lender selling the loan participa-tion. In the event of insolvency of the lender selling a loan participation, the Fund may be treated as a general creditor of such lender, and may not bene-fit from any set-off between such lender and the borrower.

Non-Investment Grade Debt Securities ("Junk Bonds")
The Fund may invest in junk bonds. Junk bonds, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are re-garded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to the Appendix of this Statement of Additional Information for a discussion of securities rat-ings.

(1) Effect of Interest Rates and Economic Changes. The junk bond market is rel-atively new and its growth has paralleled a long economic expansion. As a re-sult, it is not clear how this market may withstand a prolonged recession or economic downturn. Such an economic downturn could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. In addition, the mar-ket values of junk bond securities tend to reflect individual corporate devel-opments to a greater extent than do the market values of higher rated securi-ties, which react primarily to fluctuations in the general level of interest rates. Junk bond securities also tend to be more sensitive to economic condi-tions than are higher rated securities. As a result, they generally involve more credit risk than securities in the higher rated categories. During an eco-nomic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than by an issuer of higher rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a junk bond security defaults, the Fund may incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

As previously stated, the value of a junk bond security will generally decrease in a rising interest rate market and, accordingly, so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of junk bond securi-ties, the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund's asset base over which expenses could be allocated and could result in the reduced rate of return for the Fund.

(2) Payment Expectations. Junk bond securities typically contain redemption, call, or prepayment provisions that permit the issuer of securities containing such provisions to redeem the securities at its discretion. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower in-terest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with lower yielding securities, which could result in a lower return for the Fund.

(3) Credit Ratings. Credit ratings are issued by credit rating agencies and are indicative of the rated securities' safety of principal and interest payments. They do not, however, evaluate the market value risk of junk bond securities and, therefore, may not fully reflect the true risks of such an investment. In addition, credit rating agencies may not make timely changes in a rating to re-flect changes in the economy or in the condition of the issuer that affect the value of the security. Consequently, credit ratings are used only as a prelimi-nary indicator of investment quality. Investments in junk bonds will depend more upon NIAC's credit analysis than investments in investment grade debt se-curities. NIAC employs its own credit research and analysis, which includes a study of the issuer's existing debt, capital structure, ability to service debts, pay dividends, sensitivity to economic conditions, operating history, and current earnings trend. NIAC monitors the Fund's investments on an ongoing basis and carefully evaluates whether to dispose of or to retain junk bond se-curities whose credit ratings or credit quality may have changed.

(4) Liquidity and Valuation. The Fund may have difficulty disposing of certain junk bond securities because there may be a thin trading market for such secu-rities. Not all dealers maintain markets in all junk bond securities. As a re-sult, there is no established retail secondary market for many of these securi-ties. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an ad-verse impact on the market price of the security. The lack of a liquid second-ary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its securities. Market quotations are generally available on many junk bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamen-tal analysis, may decrease the value and liquidity of junk bond securities, especially in a thinly traded market.

Pass-Through Securities
The Fund may invest in various fixed-income obligations backed by a pool of mortgages or other assets. The pass-through securities in which the Fund may invest are each described below.

(1) "Mortgage-backed securities" are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA), the Federal Na-tional Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corpo-ration (FHLMC), and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates. Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. However, these securities generally are structured with one or more types of credit enhancement by a third party. Mortgage-backed securities permit borrowers to prepay their underlying mort-gages. Prepayments by borrowers on underlying obligations can alter the effec-tive maturity of these instruments.

(2) "Collateralized mortgage obligations" (CMOs) are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mort-gages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates. In fact, some CMOs may be structured in a way that when interest rates change the im-pact of changing prepayment rates on these securities' effective maturities is magnified.

(3) "Commercial mortgage-backed securities" are backed by mortgages of commer-cial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment risk than other mortgage-related securities because commercial mortgage loans gen-erally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mort-gage loans. Many of the risks of investing in commercial mortgage-backed secu-rities reflect the risks of investing in the real estate securing the under-lying mortgage loans, including the effects of local and other economic condi-tions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

(4) "Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or partici-pations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments, which can change the securities' ef-fective maturities.

(5) Other Mortgage-Related Securities. The Fund may invest in real estate in-vestment conduits which are issued in portions or tranches with varying maturi-ties and characteristics. Some tranches may only receive the interest paid on the underlying mortgages (IOs) and others may only receive the principal pay-ments (POs). The values of IOs and POs are extremely sensitive to interest rate fluctuations and prepayment rates, and IOs are also subject to the risk of early repayment of the underlying mortgages, which will substantially reduce or eliminate interest payments.

Inflation-Indexed Bonds
The Fund may invest in inflation-indexed bonds issued by the U.S. Government, its agencies or instrumentalities, or by private corporations. The principal value of this type of bond is periodically adjusted according to changes in the rate of inflation. The interest rate is generally fixed at issuance; however, interest payments are based upon an inflation adjusted principal value. For ex-ample, in a period of falling inflation, principal value will be adjusted down-ward, reducing the interest payable.

Repayment of the original bond principal upon maturity (as adjusted for infla-tion) is guaranteed in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Other Considerations
Obligations of issuers are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legisla-tures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a re-sult of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its securities may be materi-ally affected.

During temporary defensive periods (e.g., times when, in NIAC's opinion, the ability of the Fund to meet its long-term investment objectives and preserve the asset value of the Fund may be adversely affected by significant adverse market, economic, political, or other circumstances), and in order to keep cash on hand fully invested, the Fund may invest any percentage of its assets in temporary investments. For further information, see "Cash Equivalents and Short-Term Investments" below.

Cash Equivalents and Short-Term Investments

Short-Term Fixed Income Securities
The Fund may invest up to 20% of its total assets, and for temporary defensive purposes or to keep cash on hand fully invested up to 100% of its total assets, in cash equivalents and short-term, high quality fixed-income securities having a maturity of one year or less. Short-term fixed income securities are defined to include, without limitation, the following:

(1) The Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either is-sued or guaranteed by the U.S. Treasury or by U.S. government agencies or in-strumentalities. U.S. government agency securities include securities issued by
(a) the Federal Housing Administration, Farmers Home Administration, Export-Im-port Bank of the United States, Small Business Administration, and the Govern-ment National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obliga-tions of the agency or instrumentality; and (d) the Student Loan Marketing As-sociation, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agen-cies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and in-strumentalities do not guarantee the market value of their securities, and con-sequently, the value of such securities may fluctuate. In addition, the Fund may invest in sovereign debt obligations of foreign countries. A sovereign debtor's willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situa-tion, the extent of its foreign reserves, the availability of sufficient for-eign exchange on the date a payment is due, the relative size of the debt serv-ice burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which it may be subject.

(2) The Fund may invest in certificates of deposit issued against funds depos-ited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally ne-gotiable. If such certificates of deposit are non-negotiable, they will be con-sidered illiquid securities and be subject to the Fund's 15% restriction on in-vestments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully in-sured.

(3) The Fund may invest in bankers' acceptances which are short-term credit in-struments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the ac-cepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(4) The Fund may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the securi-ty, it simultaneously agrees to resell and redeliver the security to the sell-er, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with re-spect to obligations of the U.S. government, its agencies or instrumentali-ties. Repurchase agreements may be considered loans to the seller, collateral-ized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is enti-tled to sell the underlying collateral. If the value of the collateral de-clines after the agreement is entered into, however, and if the seller de-faults under a repurchase agreement when the value of the underlying collat-eral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio manager monitors the value of the col-lateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liqui-date the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(5) The Fund may invest in bank time deposits, which are monies kept on de-posit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(6) The Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corpo-rations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The portfolio manager will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continu-ously monitor the corporation's ability to meet all of its financial obliga-tions, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Fund may only invest in commercial paper rated A-1 or better by S&P, Prime-1 or higher by Moody's, Duff 2 or higher by D&P or Fitch 2 or higher by Fitch.

Duration and Portfolio Maturity

In administering the Fund's investments, the NIAC currently intends that the average portfolio duration of the Fund will normally vary within a three- to six-year time frame based upon NIAC's forecast for interest rates. Duration is an indicator of the expected volatility of a bond position in response to changes in interest rates. In calculating duration, the Fund measures the av-erage time required to receive all cash flows associated with those debt secu-rities--representing payments of principal and interest--by considering the timing, frequency and amount of payment expected from each portfolio debt se-curity. The higher the duration, the greater the gains and losses when inter-est rates change. Duration generally is a more accurate measure of potential volatility with a portfolio composed of high-quality debt securities, such as U.S. government securities, municipal securities and high-grade U.S. corporate bonds, than with lower-grade securities.

NIAC may use several methods to manage the duration of the Fund's bond position in order to increase or decrease its exposure to changes in interest rates. First, NIAC may adjust duration by adjusting the mix of debt securities held by the Fund. For example, if NIAC intends to shorten duration, it may sell debt instruments that individually have a long duration and purchase other debt in-struments that individually have a shorter duration. Among the factors that will affect a debt security's duration are the length of time to maturity, the timing of interest and principal payments, and whether the terms of the secu-rity give the issuer of the security the right to call the security prior to maturity. Second, NIAC may adjust bond duration using derivative transactions, especially with interest rate futures and options contracts. For example, if NIAC wants to lengthen the duration of the Fund's bond position, it could pur-chase interest rate futures contracts instead of buying longer-term bonds or selling shorter-term bonds. Similarly, during periods of lower interest rate volatility, NIAC may use a technique to extend duration in the event rates rise by writing an out-of-the-money put option and receiving premium income with the expectation that the option could be exercised. In managing duration, the use of such derivatives may be faster and more efficient than trading specific portfolio securities.

Weighted average maturity is another indicator of potential volatility used by NIAC with respect to the Fund's bond portfolio, although for certain types of debt securities, such as high quality debt securities, it is not as accurate as duration in quantifying potential volatility. Weighted average maturity is the average of all maturities of the individual debt securities held by the Fund, weighted by the market value of each security. Generally, the longer the weighted average maturity, the more bond prices will vary in response to changes in interest rates.

The Fund buys bonds with different maturities in pursuit of its investment ob-jective, but maintains under normal market conditions an investment portfolio with an overall weighted average effective maturity of 5 to 10 years. A bond's effective maturity may be significantly shorter than its stated maturity due to certain features (such as puts, an adjustable coupon, or a prepayment schedule or expected prepayment rate, but not a call provision) that cause the bond to experience the same price volatility as a shorter-maturity but otherwise compa-rable bond. For example, a mortgage-backed security with a 30-year stated matu-rity but structured to have an expected maturity of 7 years will generally ex-perience price changes due to market interest rate movements similar to an or-dinary bond with a 7-year maturity. Consequently, the Fund portfolio's average stated maturity could be significantly longer than 10 years but, because its average effective maturity will be less than 10 years, Fund shares should under normal market conditions experience price volatility similar to an ordinary bond with a stated maturity of less than 10 years. It is possible that, if mar-ket interest rates were to rise rapidly and substantially, the Fund will expe-rience somewhat more volatility than a bond with a stated maturity of less than 10 years.

The policy of having a weighted average portfolio effective maturity of 5 to 10 years will not limit the effective maturity of any particular bond, and one or more portfolio bonds may have effective maturities less than 5 years or greater than 10 years so long as the weighted average effective maturity remains be-tween 5 and 10 years.

The average effective maturity policy will apply at all times, even though changes to the average effective maturity may result from market changes inde-pendent of any portfolio changes. For example, if the average effective maturity rises above 10 years not because of portfolio changes but rather because market changes have lengthened the effective maturi-ties of certain bonds in the portfolio, the adviser will promptly adjust the portfolio to bring the average below 10 years. The average effective maturity may occasionally fall below 5 years during a temporary defensive period in re-sponse to adverse market conditions, or because cash on hand awaiting invest-ment in long-term bonds is invested in short-term securities which tend to lower the portfolio's overall average effective maturity.

Hedging Strategies

General Description of Hedging Strategies
The Fund may engage in hedging activities. NIAC may cause the Fund to utilize a variety of financial instruments, including options, futures contracts (some-times referred to as "futures"), interest rate swaps, forward contracts, and options on futures contracts to attempt to hedge the Fund's holdings.

Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the invest-ments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The Fund may also use derivative instruments to manage the risks of its assets. Risk management strategies include, but are not limited to, facilitating the sale of Fund securities, managing the effective maturity or duration of debt obligations that the Fund holds, establishing a position in the derivatives markets as a substitute for buying or selling certain securi-ties or creating or altering exposure to certain asset classes, such as debt and foreign securities. The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way for the Fund to in-vest than would "traditional" securities (i.e., stocks or bonds). The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, the Fund's ability to use hedging instruments will be limited by tax considerations.

General Limitations on Futures and Options Transactions
The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Ex-change Act (the "CEA"), the notice of eligibility for the Fund includes the representation that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations. The Fund will not enter into futures and options transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceeds 5% of the Fund's net assets. In addition, the Fund will not enter into futures con-tracts and options transactions if more than 30% of its net assets would be committed to such instruments.

The foregoing limitations are not fundamental policies of the Fund and may be changed without shareholder approval as regulatory agencies permit. Various ex-changes and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to in-crease the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions
The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered invest-ment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other per-missible assets, and will be marked-to-market daily.

Options
The Fund may use options for any lawful purpose consistent with its respective investment objective such as hedging or managing risk but not for speculation. An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price (the "strike price" or "exer-cise price") at or before a certain time (the "expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. The Fund may purchase (buy) or write (sell) put and call options on assets, such as debt securities, commodities, and indices of debt securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Fund may include European-, American- and Bermuda-style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exer-cisable prior to maturity, it is an "American" option; if it is exercisable only at certain times, it is a "Bermuda" option.

The Fund may purchase and write put and call options and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the pre-mium received for writing the option. If the security appreciates to a price higher than the exercise price of the call option, however, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the se-curity at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options writ-ten by the Fund would be considered illiquid to the extent described under "Other Investment Policies and Techniques--Illiquid Securities." Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. If the security depreciates to a price lower than the exer-cise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the histori-cal price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relation-ship of the exercise price to the market price of the underlying investment, and general market conditions.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it has written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a clos-ing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expira-tion.

The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the ex-change on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are con-tracts between the Fund and the other party to the transaction ("counterparty") (usually a securities dealer or a bank) with no clearing organization guaran-tee. Thus, when the Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exer-cise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected bene-fit of the transaction.

The Fund's ability to establish and close out positions in exchange-listed op-tions depends upon the existence on a liquid market for such instruments. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assur-ance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counter par-ty, or by a transaction in the secondary market if any such market exists. Al-though the Fund will enter into OTC options only with counter parties that are expected to be capable of entering into closing transactions, there is no as-surance that the Fund will in fact be able to close out OTC options at favora-ble prices prior to expiration. In the event of insolvency of the counter par-ty, the Fund may be unable to close out an OTC option position at any time prior to its expiration. If the Fund were unable to effect a closing transac-tion for an option it had purchased, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The Fund also may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market in general. The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. An imperfect correlation be-tween the options and securities markets may detract from the effectiveness of attempted hedging. For instance, the Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund's securities will not duplicate the components of an in-dex, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the indexes. It is also possible that there may be a negative correlation between the index and the Fund's se-curities which would result in a loss on both such securities and the options on indexes acquired by the Fund. The purchase of index options also involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the index on which the option is based.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Federal Income Tax Treatment of Options
Certain option transactions have special federal income tax results for the Fund. Expiration of a call option written by the Fund will result in short-term capital gain. If the call option is exercised, the Fund will realize a gain or loss from the sale of the security covering the call option and, in determining such gain or loss, the option premium will be included in the pro-ceeds of the sale.

If the Fund writes options, or purchases puts that are subject to the loss de-ferral rules of Section 1092 of the Internal Revenue Code of 1986, as amended (the "Code"), any losses on such options transactions, to the extent they do not exceed the unrecognized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.

In the case of transactions involving "nonequity options," as defined in Code
Section 1256, the Fund will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code. In addition, certain of such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax pur-poses in accordance with the 60%/40% rule discussed above even though the po-sition has not been terminated. A "nonequity option" includes an option with respect to any group of stocks or a stock index if there is in effect a desig-nation by the CFTC of a contract market for a contract based on such group of stocks or indexes. For example, options involving stock indexes such as the S&P 500 Index would be "nonequity options" within the meaning of Code Section 1256.

Futures Contracts
The Fund may enter into futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), including index Futures as a hedge against movements in the securities markets, in order to establish more definitely the effective return on securities held or intended to be ac-quired by the Fund, to manage risk or for other purposes permissible under the CEA. The Fund's hedging may include sales of Futures as an offset against the effect of expected declines in the prices of securities and purchases of Futures as an offset against the effect of expected increases in the prices of securities. The Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures ex-changes and trading are regulated under the CEA by the CFTC.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instru-ment (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was orig-inally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a par-ticular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

Margin is the amount of funds that must be deposited by the Fund with its cus-todian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure the Fund's perfor-mance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In comput-ing daily net asset value, the Fund will mark to market the current value of its open Futures Contracts. The Fund expects to earn interest income on its margin deposits.

Because of the low margin deposits required, Futures trading involves an ex-tremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a pur-chase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, the Fund would pre-sumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit estab-lishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and sub-jecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a Futures position. The Fund would continue to be re-quired to meet margin requirements until the position is closed, possibly re-sulting in a decline in the Fund's net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active second-ary market will develop or continue to exist.

A public market exists in Futures Contracts covering a number of indexes, in-cluding, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Interest Rate Swaps
The Fund may also utilize interest rate swaps. In an interest rate swap, the Fund and another party exchange their right to receive, or their obligation to pay, interest on a security. For example, they may swap a right to receive floating rate interest payments for fixed rate payments. The Fund enters into swaps only on securities it owns. The Fund may not enter into swaps with re-spect to more than 25% of its total assets. The Fund will segregate liquid as-sets of any type of any grade to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

Options on Futures
The Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return of the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expira-tion, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Fund may use options on Futures Contracts in connection with hedging strat-egies. Generally, these strategies would be applied under the same market and market sector conditions in which the Fund uses put and call options on securi-ties or indexes. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge the Fund's se-curities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are delivera-ble upon exercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the futures price when the option is exercised is above the exercise price, howev-er, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

As with investments in Futures Contracts, the Fund is required to deposit and maintain margin with respect to put and call options on Futures Contracts writ-ten by it. Such margin deposits will vary depending on the nature of the under-lying Futures Contract (and the related initial margin requirements), the cur-rent market value of the option, and other futures positions held by the Fund. The Fund will set aside in a segregated account at the Fund's custodian liquid assets, such as cash, U.S. government securities or other high grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be placed in the segregated account whenever the total value of the segre-gated account falls below the amount due on the underlying obligation.

The risks associated with the use of options on Futures Contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund's successful use of options on Futures Contracts depends on NIAC's ability to correctly predict the movement in prices of Futures Contracts and the under-lying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Con-tract subject to the option. Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily vari-ation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the invest-ments being hedged. Also, because of initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities mar-kets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.

Federal Income Tax Treatment of Futures Contracts
For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on Futures Contracts as of the end of the year, as well as gains and losses actually realized during the year. Except for transactions in Futures Contracts that are classified as part of a "mixed straddle" under Code Section 1256, any gain or loss recognized with respect to a Futures Contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Futures Contract. In the case of a Futures transaction not classified as a "mixed straddle," the recognition of losses may be required to be deferred to a later taxable year.

Sales of Futures Contracts that are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such se-curities and, consequently, the nature of the gain or loss on such securities upon disposition.

The Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on Futures transactions. Such dis-tributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised of the nature of the payments.

Risks and Special Considerations Concerning Derivatives
The use of derivative instruments involves certain general risks and considera-tions as described below. The specific risks pertaining to certain types of de-rivative instruments are described in the sections that follow.

(1) Market Risk. Market risk is the risk that the value of the underlying as-sets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of lever-age and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of deriv-ative instruments depends upon a variety of factors, particularly the portfolio manager's ability to predict movements of the securities, currencies, and com-modities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any partic-ular strategy adopted will succeed. A decision to engage in a derivative trans-action will reflect the portfolio manager's judgment that the derivative trans-action will provide value to the Fund and its shareholders and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the portfolio manager will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund's overall investments and investment objective.

(2) Credit Risk. Credit risk is the risk that a loss may be sustained as a re-sult of the failure of a counterpart to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated in-struments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only within counterparties that their respective port-folio manager reasonably believes are capable of performing under the con-tract.

(3) Correlation Risk. Correlation risk is the risk that there might be an im-perfect correlation, or even no correlation, between price movements of a de-rivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the under-lying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a de-rivative instrument used in a short hedge (such as writing a call option, buy-ing a put option or selling a futures contract) increased by less than the de-cline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the in-vestments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using in-struments on indices will depend, in part, on the degree of correlation be-tween price movements in the index and the price movements in the investments being hedged.

(4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its funda-mental value. Generally, exchange contracts are very liquid because the ex-change clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instru-ments other than purchase options). If the Fund is unable to close out its po-sitions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair a Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvanta-geous time. The Fund's ability to sell or close out a position in an instru-ment prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willing-ness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

(5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in ex-change for downside protection, the party taking the risk is looking for a pos-itive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploit-ing various legal uncertainties about certain derivative products.

(6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC deriva-tives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instru-ments.

Other Investment Policies and Techniques

Illiquid Securities

The Fund may invest in illiquid securities (i.e., securities that are not read-ily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid and repur-chase agreements with maturities in excess of seven days. However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has dele-gated to NIAC the day-to-day determination of the illiquidity of any fixed-in-come security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed NIAC to look to such factors as (i) the na-ture of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time nor-mally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other in-struments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in ef-fect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration state-ment. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it de-cided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appre-ciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Dollar Roll Transactions
The Fund may enter into "dollar roll" transactions, which involve the sale of pass-through securities together with a commitment to purchase similar, but not identical, securities at a later date. The Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations as of the time of the agreement.

When-Issued Securities
The Fund may from time to time purchase securities on a "when-issued" or other delayed-delivery basis. The price of securities purchased on a when-issued ba-sis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the pur-chase and settlement, no payment is made by the Fund to the issuer and no in-terest is accrued on debt securities or dividend income is earned on equity se-curities. Forward commitments involve a risk of loss if the value of the secu-rity to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Fund in-tends to purchase such securities with the purpose of actually acquiring them. At the time the Fund makes the commitment to purchase a security on a when-is-sued basis, it will record the transaction and reflect the value of the secu-rity in determining its net asset value. The Fund does not believe that net as-set value will be adversely affected by purchases of securities on a when-is-sued basis.

The Fund will maintain cash, U.S. government securities and high grade liquid debt securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash flow, sale of the secu-rities held in the separate account (described above), sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

Foreign Securities
The Fund may invest up to 20% of its net assets in foreign securities denomi-nated in U.S. dollars. Investments in securities of foreign issuers involve risks in addition to the usual risks inherent in domestic investments. Foreign securities are affected by the fact that in many countries there is less pub-licly available information about issuers than is available in the reports and ratings published about companies in the U.S. and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in foreign investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of for-eign brokers, securities markets and issuers; diplomatic developments; and po-litical or social instability. Foreign economies may differ favorably or unfa-vorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

Lending of Portfolio Securities
The Fund may lend its portfolio securities, up to 33 1/3% of its total assets, to broker-dealers or institutional investors. The loans will be secured contin-uously by collateral at least equal to the value of the securities lent by "marking to market" daily. The Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. The Fund may also receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to firms deemed by the portfolio manager to be of good standing.

Portfolio Turnover
Under normal market conditions, the Fund expects annual portfolio turnover to be relatively low in order to reduce trading costs and realization of taxable capital gains. In the event the Fund were to have a turnover rate of 100% or more in any year, it would result in the payment by the Fund of increased bro-kerage costs and could result in the payment by shareholders of increased taxes on realized investment gains.

                                   MANAGEMENT

The management of the Trust, including general supervision of the duties per-formed for the Fund under the Management Agreement, is the responsibility of its Board of Trustees. The number of trustees of the Trust is seven, two of whom are "interested persons" (as the term "interested persons" is defined in the Investment Company Act of 1940) and five of whom are "disinterested per-sons." The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested per-sons" of the Trust indicated by an asterisk.

-------------------------------------------------------------------------------
                                    Position and        Principal Occupations
      Name and Address      Age  Offices with Trust     During Past Five Years
-------------------------------------------------------------------------------
 Anthony T. Dean*           53  Chairman and Trustee  President since July 1,
 333 West Wacker Drive                                1996 of The John Nuveen
 Chicago, IL 60606                                    Company, John Nuveen &
                                                      Co. Incorporated, Nuveen
                                                      Advisory Corp. and Nuveen
                                                      Institutional Advisory
                                                      Corp.; prior thereto,
                                                      Executive Vice President
                                                      and Director of The John
                                                      Nuveen Company, John
                                                      Nuveen & Co.
                                                      Incorporated, Nuveen
                                                      Advisory Corp. and Nuveen
                                                      Institutional Advisory
                                                      Corp.; President and
                                                      Director (since January
                                                      1997) of Nuveen Asset
                                                      Management, Inc.;
                                                      Chairman and Director
                                                      (since 1997) of
                                                      Rittenhouse Financial
                                                      Services, Inc.

-------------------------------------------------------------------------------
 Timothy R. Schwertfeger*   49  President and Trustee Chairman since July 1,
 333 West Wacker Drive                                1996 of The John Nuveen
 Chicago, IL 60606                                    Company, John Nuveen &
                                                      Co. Incorporated, Nuveen
                                                      Advisory Corp. and Nuveen
                                                      Institutional Advisory
                                                      Corp.; prior thereto
                                                      Executive Vice President
                                                      and Director of The John
                                                      Nuveen Company, John
                                                      Nuveen & Co.
                                                      Incorporated, Nuveen
                                                      Advisory Corp. and Nuveen
                                                      Institutional Advisory
                                                      Corp.; Chairman and
                                                      Director (since January
                                                      1997) of Nuveen Asset
                                                      Management, Inc.;
                                                      Director (since 1996) of
                                                      Institutional Capital
                                                      Corporation.

-------------------------------------------------------------------------------
 James E. Bacon             67  Trustee               Business consultant;
 114 W. 4th St.                                       Director of Lone Star
 New York, NY 10036                                   Industries, Inc.
                                                      (cement); retired.

-------------------------------------------------------------------------------
 Jack B. Evans              50  Trustee               President, The Hall-
 115 Third Street, S.E.                               Perrine Foundation, a
 Cedar Rapids, IA 52401                               private philanthropic
                                                      corporation (since 1996);
                                                      formerly President and
                                                      Chief Operating Officer,
                                                      SCI Financial Group,
                                                      Inc., a regional
                                                      financial services firm.

-------------------------------------------------------------------------------
 William L. Kissick         66  Trustee               Professor, School of
 University of Pennsylvania                           Medicine and the Wharton
 224 NEB/2L                                           School of Management and
 Philadelphia, PA 19104                               Chairman, Leonard Davis
                                                      Institute of Health
                                                      Economics, University of
                                                      Pennsylvania.

-------------------------------------------------------------------------------
 Thomas E. Leafstrand       66  Trustee               Retired, previously Vice
 412 W. Franklin                                      President in charge of
 Wheaton, IL 60187                                    Municipal Underwriting
                                                      and Dealer Sales at The
                                                      Northern Trust Company.

-------------------------------------------------------------------------------
 Sheila W. Wellington       66  Trustee               President (since 1993) of
 250 Park Avenue                                      Catalyst (a not-for-
 New York, NY 10003                                   profit organization
                                                      focusing on women's
                                                      leadership development in
                                                      business and the
                                                      professions).

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                   Position and            Principal Occupations
   Name and Address    Age      Offices with Trust        During Past Five Years
---------------------------------------------------------------------------------
 Alan G. Berkshire     38  Vice President and            Vice President and
 333 West Wacker Drive     Assistant Secretary           General Counsel (since
 Chicago, IL 60606                                       September 1997) and
                                                         Secretary (since May
                                                         1998) of The John Nuveen
                                                         Company, John Nuveen &
                                                         Co. Incorporated, Nuveen
                                                         Advisory Corp. and
                                                         Nuveen Institutional
                                                         Advisory Corp., prior
                                                         thereto, Partner in the
                                                         law firm of Kirkland &
                                                         Ellis.

---------------------------------------------------------------------------------
 Peter H. D'Arrigo     31  Vice President and Treasurer  Vice President of John
 333 West Wacker Drive                                   Nuveen & Co.
 Chicago, IL 60606                                       Incorporated (January
                                                         1999), prior thereto,
                                                         Assistant Vice President
                                                         (January 1997);
                                                         formerly, Associate of
                                                         John Nuveen & Co.
                                                         Incorporated; Chartered
                                                         Financial Analyst.

---------------------------------------------------------------------------------
 Lorna C. Ferguson     53  Vice President                Vice President of John
 333 West Wacker Drive                                   Nuveen & Co.
 Chicago, IL 60606                                       Incorporated; Vice
                                                         President (since January
                                                         1998) of Nuveen Advisory
                                                         Corp. and Nuveen
                                                         Institutional Advisory
                                                         Corp.

---------------------------------------------------------------------------------
 Stephen D. Foy        44  Vice President and Controller Vice President of John
 333 West Wacker Drive                                   Nuveen & Co.
 Chicago, IL 60606                                       Incorporated.

---------------------------------------------------------------------------------
 Richard A. Huber      35  Vice President                Vice President of Nuveen
 333 West Wacker Drive                                   Advisory Corp. (since
 Chicago, IL 60606                                       January 1997); prior
                                                         thereto, Vice President
                                                         and Portfolio Manager of
                                                         Flagship Financial.

---------------------------------------------------------------------------------
 Larry W. Martin       47  Vice President and            Vice President,
 333 West Wacker Drive     Assistant Secretary           Assistant Secretary and
 Chicago, IL 60606                                       Assistant General
                                                         Counsel of John Nuveen &
                                                         Co. Incorporated; Vice
                                                         President and Assistant
                                                         Secretary of Nuveen
                                                         Advisory Corp. and
                                                         Nuveen Institutional
                                                         Advisory Corp.;
                                                         Assistant Secretary of
                                                         The John Nuveen Company.

---------------------------------------------------------------------------------
 Edward F. Neild, IV   33  Vice President                Vice President (since
 333 West Wacker Drive                                   September 1996),
 Chicago, IL 60606                                       previously Assistant
                                                         Vice President (since
                                                         December 1993) of Nuveen
                                                         Advisory Corp.,
                                                         Portfolio Manager prior
                                                         thereto; Vice President
                                                         (since September 1996),
                                                         previously Assistant
                                                         Vice President (since
                                                         May 1995) of Nuveen
                                                         Institutional Advisory
                                                         Corp., Portfolio Manager
                                                         prior thereto; Chartered
                                                         Financial Analyst.

---------------------------------------------------------------------------------
 Stuart W. Rogers      42  Vice President                Vice President of John
 333 West Wacker Drive                                   Nuveen & Co.
 Chicago, IL 60606                                       Incorporated.

---------------------------------------------------------------------------------
 William S. Swanson    32  Vice President                Vice President of John
 333 West Wacker Drive                                   Nuveen & Co.
 Chicago, IL 60606                                       Incorporated (since
                                                         October 1997), prior
                                                         thereto, Assistant Vice
                                                         President (since
                                                         September 1996);
                                                         formerly Associate of
                                                         John Nuveen & Co.
                                                         Incorporated; Chartered
                                                         Financial Analyst.

---------------------------------------------------------------------------------
 Gifford R. Zimmerman  42  Vice President and            Vice President,
 333 West Wacker Drive     Secretary                     Assistant Secretary and
 Chicago, IL 60606                                       Associate General
                                                         Counsel, previously
                                                         Assistant General
                                                         Counsel of John Nuveen &
                                                         Co. Incorporated; Vice
                                                         President (since May
                                                         1993) and Assistant
                                                         Secretary of Nuveen
                                                         Advisory Corp. and
                                                         Nuveen Institutional
                                                         Advisory Corp.;
                                                         Chartered Financial
                                                         Analyst.

--------------------------------------------------------------------------------

Anthony T. Dean, Thomas E. Leafstrand and Timothy R. Schwertfeger serve as mem-bers of the Executive Committee of the Board of Trustees. The Executive Commit-tee, which meets between regular meetings of the Board of Trustees, is autho-rized to exercise all of the powers of the Board of Trustees.

The trustees of the Trust are trustees of eleven open-end and closed-end funds advised by NIAC.

Mr. Dean and Mr. Schwertfeger are also directors or trustees, as the case may be, of 89 Nuveen open-end and closed-end funds advised by Nuveen Advisory Corp.

The following table sets forth compensation estimated to be paid by the Trust to each of the trustees who are not designated "interested persons" during the Trust's fiscal year ending September 30, 1999, and the total compensation that the Nuveen Funds paid to such trustees during the one year period ended Septem-ber 30, 1998. The Trust has no retirement or pension plans. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust.

                                                  Estimated
                                                  Aggregate   Total Compensation
                                                 Compensation   From Trust and
                                                   from the      Fund Complex
        Name of Trustee                             Trust*    Paid to Trustees**
        ---------------------------------------- ------------ ------------------
        James E. Bacon..........................    $  567         $ 29,500
        Jack B. Evans...........................    $  567              --
        William L. Kissick......................    $  567         $ 29,500
        Thomas E. Leafstrand....................    $  606         $ 32,000
        Sheila W. Wellington....................    $  567         $ 29,500
                                                    ------         --------
          Total.................................    $2,307         $120,500
                                                    ======         ========

--------
 *Based on the estimated compensation to be earned by the independent trustees for the period from inception to the fiscal year ending September 30, 1999 for services to the Trust.
**Based on the compensation paid to the independent trustees for the one year period ended September 30, 1998 for services to the 10 open-end and closed-end funds advised by NIAC.

The Trust requires no employees other than its officers, all of whom are com-pensated by NIAC or Nuveen. As of January 20, 1999, the officers and directors of the Fund, in the aggregate, own less than 1% of the shares of the Fund.

The following table sets forth the percentage ownership of each person, who, as of January 20, 1999, is known by the Fund to own of record or beneficially 5% or more of any class of the Fund's shares.

                                                                      Percentage
                                                                      of Record
Name of Fund and Class               Name and Address of Owner        Ownership
----------------------               -------------------------        ----------
Nuveen Income Fund
 Class A Shares............... Merrill Lynch, Pierce, Fenner & Smith    50.68
                               For the benefit of its customers
                               Attn: Fund Administration
                               4800 Deer Lake Dr. E FL 3
                               Jacksonville, FL 32246-6484
                               John Nuveen & Co. Incorporated           49.04
                               333 W. Wacker Drive
                               Chicago, IL 60606
 Class B Shares............... John Nuveen & Co. Incorporated           53.18
                               333 W. Wacker Drive
                               Chicago, IL 60606
                               PaineWebber                              47.75
                               For the benefit of PaineWebber Cdn FBO
                               Dennis E. Foster
                               P.O. Box 3321
                               Weehawken, NJ 07087-8154
 Class C Shares............... John Nuveen & Co. Incorporated           80.63
                               333 W. Wacker Drive
                               Chicago, IL 60606
                               Merrill Lynch, Pierce, Fenner & Smith    18.81
                               For the benefit of its customers
                               Attn: Fund Administration
                               4800 Deer Lake Dr. E FL 3
                               Jacksonville, FL 32246-6484
 Class R Shares............... John Nuveen & Co. Incorporated             100
                               333 W. Wacker Drive
                               Chicago, IL 60606

As of January 20, 1999, John Nuveen & Co. Incorporated ("Nuveen") owned 99% of the outstanding shares of the Fund. Nuveen will be deemed to control the Fund so long as it owns more than 25% of the Fund's voting securities.

As a result of its share ownership, Nuveen possesses a high percentage of the Fund's voting rights. Accordingly, Nuveen may have the ability to significantly influence the outcome of any item voted on by shareholders of the Fund.

                       FUND MANAGER AND PORTFOLIO MANAGER

Fund Manager

NIAC acts as the manager of the Fund, with responsibility for the overall man-agement of the Fund. Its address is 333 West Wacker Drive, Chicago, Illinois 60606. NIAC is responsible for managing the Fund's business affairs, providing day-to-day administrative services to the Fund, and managing the Fund's invest-ment portfolio. For additional information regarding the management services performed by NIAC, see "Who Manages the Fund" in the Prospectus.

NIAC is a wholly-owned subsidiary of Nuveen, which is also the principal under-writer of the Fund's shares. Nuveen is a Delaware corporation and is sponsor of the Nuveen Defined Portfolios, registered unit investment trusts, is the prin-cipal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1,300,000 individuals have invested to date in Nuveen's funds and defined portfolios. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota, and is principally engaged in pro-viding property-liability insurance through subsidiaries.

For the fund management services and facilities furnished by NIAC, the Fund has agreed to pay an annual management fee at rates set forth in the Prospectus un-der "Management Fees." In addition, NIAC agreed to waive all or a portion of its management fee or reimburse certain expenses of the Fund for the year ended July 31, 1999 in order to prevent total operating expenses (excluding distribu-tion or service fees, and extraordinary expenses) from exceeding .80% of the average daily net asset value of any class of shares of the Fund. All fees and expenses are accrued daily and deducted before payment of dividends to invest-ors. In addition to the fee paid to NIAC and the distribution and service fees paid to Nuveen, the Fund is responsible for its own expenses that are not cov-ered under such agreements, including, without limitation: custodial, transfer agent, accounting and legal fees; interest charges; brokerage commissions; the Trust's general administrative expenses; and extraordinary expenses.

                             PORTFOLIO TRANSACTIONS

NIAC is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of NIAC to seek the best execution under the circum-stances of each trade. For principal transactions, NIAC evaluates price as the primary consideration, with financial condition, reputation and responsiveness considered secondarily in determining best execution. For agency transactions, NIAC considers price, execution capabilities, responsiveness, financial condi-tion, reputation and research capabilities. NIAC does receive proprietary re-search from various firms as a result of trading activity with such firms, although as noted above, research capabilities are not considered by NIAC in executing trades on a principal basis. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Fund's futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include un-derwriting commissions and dealer spreads. The Fund may pay mark-ups on prin-cipal transactions. Where NIAC could allocate brokerage to more than one bro-ker based on consideration of the factors described above, NIAC may also con-sider the sale of fund shares as part of its determination to allocate broker-age to one or more of such brokers.

Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another bro-ker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) fur-nishing analyses and reports concerning issuers, industries, securities, eco-nomic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

As noted above, for agency transactions NIAC may also consider research capa-bilities of a firm in brokerage allocation decisions. Research includes in-vestment and market information and other research, such as economic, securi-ties and performance measurement research, provided by such brokers. Accord-ingly, the commissions charged by any such broker may be greater than the amount another firm might charge if NIAC determines in good faith that the amount of such commissions is reasonable in relation to the value of the re-search information and brokerage services provided by such broker to NIAC or the Fund. NIAC believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise avail-able to the Fund. The Management Agreement provides that such higher commis-sions will not be paid by the Fund unless the adviser determines in good faith that the amount is reasonable in relation to the services provided. The in-vestment advisory fees paid by the Fund to NIAC under the Management Agreement are not reduced as a result of receipt by NIAC of research services.

NIAC places portfolio transactions for other advisory accounts managed by them. Research services furnished by firms through which the Fund effects their securities transactions may be used by NIAC in servicing all of its ac-counts; not all of such services may be used by NIAC in connection with the Fund. NIAC believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by them. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by an-other broker paid by each account for brokerage and research services will vary. However, NIAC believes such costs to the Fund will not be disproportion-ate to the benefits received by the Fund on a continuing basis. NIAC seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by NIAC are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

Under the Investment Company Act of 1940, the Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addi-tion, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

                                NET ASSET VALUE

The Fund's net asset value per share is determined separately for each class of shares as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange (the "Exchange") is open for business. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of the Fund will be computed by dividing the value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by the number of shares of the class outstanding. The Fund's net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value is calculated by taking the fair value of the Fund's total assets, including interest or dividends accrued but not yet col-lected, less all liabilities, and dividing by the total number of shares out-standing. The result, rounded to the nearest cent, is the net asset value per share. In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Preferred stock and other securities primarily traded on the national securities exchange or Nasdaq are valued at the last sales price; however, securities traded on a national securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. Fixed-income securities are valued by a pricing service that values portfolio securities at the mean between the quoted bid and asked prices or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which are expected to constitute a major-ity of the fixed-income securities held by the Fund) are valued at fair value as determined by the pricing service using methods that include consideration of the following: yields or prices of bonds of comparable quality, type of is-sue, coupon, maturity and rating; indications as to value from securities deal-ers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter amortization of any discount or premium is assumed each day, re-gardless of the impact of fluctuating interest rates on the market value of the security. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund's Board of Trustees or its dele-gate who may determine the appropriate value of a security whenever the value as calculated is significantly different from the previous day's calculated value.

                                  TAX MATTERS

Federal Income Tax Matters
The following discussion of federal income tax matters is based upon the advice of Chapman and Cutler, counsel to the Trust.

The Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment com-pany. In order to qualify as a regulated investment company, a Fund (i) must elect to be treated as a regulated investment company and (ii) for each taxable year thereafter must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, the Fund must derive at least 90% of its annual gross in-come from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, the Fund must diversify its holdings so that, at the close of each quarter of its tax-able year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other reg-ulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's to-tal assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities of any one issuer (other than United States Gov-ernment securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

As a regulated investment company, the Fund will not be subject to federal in-come tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (without regard to its net capi-tal gain, i.e., the excess of its net long-term capital gain over its short-term capital loss) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). In addi-tion, to the extent the Fund timely distributes to shareholders at least 98% of its taxable income (including any net capital gain), it will not be subject to the 4% excise tax on certain undistributed income of "regulated investment com-panies." The Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that they generally will not be required to pay the excise tax. The Fund may retain for investment its net cap-ital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to federal income tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal in-come tax purposes, as long-term capital gain, their shares of such undistrib-uted amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their federal income tax liabilities if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of such includable gains and the tax deemed paid by such shareholder in respect of such shares. The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income and net capital gain.

Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been in-curred in the succeeding year.

If the Fund engages in hedging transactions involving financial futures and op-tions, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer the Fund's losses, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Prior to purchasing shares in the Fund, the impact of dividends or distribu-tions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reduc-ing the per share net asset value by the per share amount of the dividend or distribution and will be subject to federal income tax to the extent it is a distribution of ordinary income or capital gain.

In any taxable year of the Fund, distributions from the Fund, other than dis-tributions which are designated as capital gains dividends, will to the extent of the earnings and profits on the Fund, constitute dividends for Federal in-come tax purposes which are taxable as ordinary income to shareholders. To the extent that distributions to a shareholder in any year exceed the Fund's cur-rent and accumulated earnings and profits, they will be treated as a return of capital and will reduce the shareholder's basis in his or her shares and, to the extent that they exceed his or her basis, will be treated as gain from the sale of such shares as discussed below. Distributions of the Fund's net capital gain which are properly designated as capital gain dividends by the Fund will be taxable to the shareholders as long-term capital gain, regardless of the length of time the shares have been held by a shareholder. Distributions will be taxed in the manner described (i.e., as ordinary income, long-term capital gain, return of capital or exempt-interest dividends) even if reinvested in ad-ditional shares of a Fund.

Although dividends generally will be treated as distributed when paid, divi-dends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year such dividends are declared.

The redemption or exchange of the shares of the Fund normally will result in capital gain or loss to the shareholders. Generally, a shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corpora-tions at the rates applicable to ordinary income. The Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Tax Act") provides that for taxpayers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) realized from property (with certain exclusions) is subject to a maximum mar-ginal stated tax rate of 20% (10% in the case of certain taxpayers in the low-est tax bracket). Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a share is acquired (i.e., the "trade date") is excluded for purposes of determining the holding period of the share. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income.

In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "con-version transactions" effective for transactions entered into after April 30, 1993. Shareholders and prospective investors should consult with their tax ad-visers regarding the potential effect of this provision on their investment in shares of the Fund.

The Taxpayer Relief Act of 1997 (the "1997 Act") includes provisions that treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain (e.g., short sales, offsetting notional principal con-tracts, futures or forward contracts or similar transactions) as constructive sales for purposes of recognition of gain (but not loss) and for purposes of determining the holding period. Unitholders should consult their own tax ad-visers with regard to any such constructive sale rules.

Under the Code, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses, will be deductible by individuals only to the extent they exceed 2% of adjusted gross income. Miscellaneous itemized deductions subject to this limitation under present law do not include expenses incurred by the Fund as long as the shares of the Fund are held by or for 500 or more persons at all times during the taxable year or another exception is met. In the event the shares of the Fund are held by fewer than 500 persons, additional taxable income may be realized by the individual (and other non-corporate) shareholders in excess of the dis-tributions received from the Fund.

All or a portion of a sales load paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemp-tion or exchange of such shares within 90 days after their purchase to the ex-tent shares of a Fund or another fund are subsequently acquired without pay-ment of a sales load or with the payment of a reduced sales load pursuant to the reinvestment or exchange privilege. Any disregarded portion of such load will result in an increase in the shareholder's tax basis in the shares subse-quently acquired. Moreover, losses recognized by a shareholder on the redemp-tion or exchange of shares of a Fund held for six months or less are disal-lowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capi-tal gains made with respect to such shares. In addition, no loss will be al-lowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of the Fund (whether through reinvestment of distribu-tions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend in-come for federal income tax purposes to the extent of the Fund's available earnings and profits.

The Fund is required in certain circumstances to withhold 31% of taxable divi-dends and certain other payments paid to non-corporate holders of shares who have not furnished to the Funds their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifi-cations, or who are otherwise subject to backup withholding.

Shareholders who are non-resident aliens are subject to U.S. withholding taxes on ordinary income dividends (and, in certain cases, capital gains dividends) at a rate of 30% or such lower rate as prescribed by an applicable tax treaty.

Distributions from the Fund will not be eligible for the 70% dividends-received deduction.

The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the federal income taxation of the Fund and its shareholders and relates only to the federal income tax status of the Fund and to the tax treatment of distribu-tions by the Fund to United States shareholders. For complete provisions, ref-erence should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or ad-ministrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Fund and the income tax consequences to their shareholders, as well as with respect to foreign, state and local tax consequences of ownership of Fund shares.

Nuveen Income Fund Distributions

The Fund will pay monthly dividends to shareholders at a level rate that re-flects the past and projected net income of the Fund and that results, over time, in the distribution of substantially all of the Fund's net income. To maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of net income earned in a particular pe-riod. This undistributed net income would be available to supplement future distributions, which might otherwise have been reduced by a decrease in the Fund's monthly net income due to fluctuations in investment income or expenses. As a result, the income distributions paid by the Fund for any particular monthly period may be more or less than the amount of net income actually earned by the Fund during such period. Undistributed net income is included in the Fund's net asset value and, correspondingly, distributions from previously undistributed net income are deducted from the Fund's net asset value. It is not expected that this dividend policy will impact the management of the Fund's portfolio.

                            PERFORMANCE INFORMATION

The Fund may quote its yield, distribution rate, beta, average annual total re-turn or cumulative total return in reports to shareholders, sales literature and advertisements each of which will be calculated separately for each class of shares.

In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net invest-ment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:


                            Yield=2[(a-b +1)/6/ -1]
                                      cd

In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 4.75%.

In computing yield, the Fund follows certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Fund uses to prepare its annual and interim financial statements in conformity with generally accepted accounting principles. Thus, the yield may not equal the income paid to shareholders or the income reported in the Fund's financial statements.

The Fund may from time to time in its advertising and sales materials report a quotation of its current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. Distribution rate is computed by taking the most recent dividend per share, multiplying it as needed to annualize it, and dividing by the appropriate price per share (e.g., net as-set value for purchases to be made without a load such as reinvestments from Nuveen Defined Portfolios, or the maximum public offering price). The distribu-tion rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because the Fund may be paying out more than it is earning and be-cause it may not include the effect of amortization of bond premiums to the ex-tent such premiums arise after the bonds were purchased.

The Fund also may from time to time in its advertising and sales literature quote its beta. Beta is a standardized measure of a security's risk (variabil-ity of returns) relative to the overall market, i.e. the proportion of the variation in the security's returns that can be explained by the variation in the return of the overall market. For example, a security with a beta of 0.85 is expected to have returns that are 85% as variable as overall market returns. Conversely, a security with a beta of 1.25 is expected to have returns that are 125% as variable as overall market returns. The beta of the overall market is by definition 1.00.

  The formula for beta is given by:

      Beta = S A * B / C

    where

      A = (Xi - X), i=1,..., N
      B = (Yi - Y), i=1,..., N
      C = S (Xi - X)/2/, i=1,..., N
      Xi = Security Return in period i
      Yi = Market Return in period i
      X = Average of all observations Xi
      Y = Average of all observations Yi
      N = Number of observations in the measurement period

All total return figures assume the reinvestment of all dividends and measure the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in the Fund over a specified period of time. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over a stated period of time. Average annual total return and cumulative total return are based upon the historical results of the Fund and are not necessarily representative of the future performance of the Fund. The Fund currently does not have any prior operating history.

The average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation as-sumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeem-able value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total re-turn may also be shown as the increased dollar value of the hypothetical in-vestment over the period. Cumulative total return calculations that do not in-clude the effect of the sales charge would be reduced if such charge were in-cluded. Average annual and cumulative total returns may also be presented in advertising and sales literature without the inclusion of sales charges.

From time to time, the Fund may compare its risk-adjusted performance with other investments that may provide different levels of risk and return. For ex-ample, the Fund may compare its risk level, as measured by the variability of its periodic returns, or its risk-adjusted total return, with those of other funds or groups of funds. Risk-adjusted total return would be calculated by ad-justing each investment's total return to account for the risk level of the in-vestment.

The risk level for a class of shares of the Fund, and any of the other invest-ments used for comparison, would be evaluated by measuring the variability of the investment's return, as indicated by the standard deviation of the invest-ment's monthly returns over a specified measurement period (e.g., two years). An investment with a higher standard deviation of monthly returns would indi-cate that a fund had greater price variability, and therefore greater risk, than an investment with a lower standard deviation.

The risk-adjusted total return for a class of shares of the Fund and for other investments over a specified period would be evaluated by dividing (a) the re-mainder of the investment's annualized two-year total return, minus the annualized total return of an investment in Treasury bill securities (essen-tially a risk-free return) over that period, by (b) the standard deviation of the investment's monthly returns for the period. This ratio is sometimes re-ferred to as the "Sharpe measure" of return. An investment with a higher Sharpe measure would be regarded as producing a higher return for the amount of risk assumed during the measurement period than an investment with a lower Sharpe measure.

Class A Shares of the Fund are sold at net asset value plus a current maximum sales charge of 4.75% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Returns and net asset value of each class of shares of the Fund will fluctuate. Factors affecting the performance of the Fund include general market conditions, oper-ating expenses and investment management. Any additional fees charged by a se-curities representative or other financial services firm would reduce returns described in this section. Shares of the Fund are redeemable at net asset val-ue, which may be more or less than original cost.

In reports or other communications to shareholders or in advertising and sales literature, the Fund may also compare its performance or the performance of its portfolio manager with that of, or reflect the performance of: (1) the Consumer Price Index; (2) mutual funds or mutual fund indexes as reported by Lipper Ana-lytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesen-berger Investment Companies Service ("Wiesenberger") and CDA Investment Tech-nologies, Inc. ("CDA") or similar independent services which monitor the per-formance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine; and/or (3) the S&P 500 In-dex, the Lehman Aggregate Bond Index, or unmanaged indices reported by Lehman Brothers. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, av-erage, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be consid-ered as representative of the performance of the Fund for any future period.

There are differences and similarities between the investments which the Fund may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. Lipper, Morningstar, Wiesenberger and

CDA are widely recognized mutual fund reporting services whose performance cal-culations are based upon changes in net asset value with all dividends rein-vested and which do not include the effect of any sales charges.

The Fund may also from time to time in its advertising and sales literature compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certifi-cates of deposit (CDs) or money market funds or indices that represent these types of investments. U.S. Government bonds are long-term investments backed by the full faith and credit of the U.S. Government. Bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term in-vestments with stable net asset values, fluctuating yields and special features enhancing liquidity.


                   ADDITIONAL INFORMATION ON THE PURCHASE AND
               REDEMPTION OF FUND SHARES AND SHAREHOLDER PROGRAMS

As described in the Prospectus, the Fund provides you with alternative ways of purchasing Fund shares based upon your individual investment needs and prefer-ences.

Each class of shares of the Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administra-tion expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the dif-ferences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among the Fund's classes of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert into Class A shares as described below.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distri-bution and service fees.

  The expenses to be borne by specific classes of shares may include (i) trans-fer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as share-holder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) Securities and Exchange Commission ("SEC") and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal ex-penses relating to a specific class of shares, (vi) directors' fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) any addi-tional incremental expenses subsequently identified and determined to be prop-erly allocated to one or more classes of shares.

Initial and Subsequent Purchases of Shares

You may buy Fund shares through Authorized Dealers or by calling or directing your financial adviser to call Nuveen Investor Services toll-free at 800-257-8787. You may pay for your purchase by Federal Reserve draft or by check made payable to "Nuveen Income Fund, Class [A], [B], [C], [R]," delivered to the fi-nancial adviser through whom the investment is to be made for forwarding to Nuveen Investor Services. When making your initial investment, you must also furnish the information necessary to establish your Fund account by completing and enclosing with your payment the application form attached to the Prospectus (the "Application Form"). After your initial investment, you may make subse-quent purchases at any time by forwarding to your financial adviser or Nuveen Investor Services a check, in the amount of your purchase, made payable to "Nuveen Income Fund, Class [A], [B], [C], [R]," and indicating on the check your account number. All payments need to be in U.S. dollars and should be sent directly to Nuveen Investor Services at P.O. Box 5186, Bowling Green Station, New York, NY 10004-5186. A check drawn on a foreign bank or payable other than to the order of the Fund generally will not be acceptable. You may also wire Federal Funds directly to Nuveen Investor Services, but you may be charged a fee for this. For instructions on how to make Fund purchases by wire transfer, call Nuveen Investor Services toll-free at 800-257-8787.

Purchase Price
The price at which you purchase a class of Fund shares is based on the next calculation of the net asset value for that share class after the order is placed. The net asset value per share of each share class is determined as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for business. See "Net Asset Value," for a description of how net asset value is calculated.

Minimum Investment Requirements

The minimum initial investment is $3,000 per share class ($1,000 for a Traditional/Roth IRA Account; $500 for an Education IRA Account), $50 through systematic investment plan accounts and $500 for accounts opened through fee-based programs for which the program sponsor has established a single master account with the Fund's transfer agent and performs all sub-accounting services related to that account. Additional purchases may be in amounts of $50 or more. These minimums may be changed at any time by the Fund. There are exceptions to these minimums for shareholders who qualify under reinvestment programs.

Systematic Investment Programs

The Fund offers you several opportunities to capture the benefits of "dollar cost averaging" through systematic investment programs. In a regularly followed dollar cost averaging program, you would purchase more shares when Fund share prices are lower and fewer shares when Fund share prices are higher, so that the average price paid for Fund shares is less than the average price of the Fund shares over the same time period. Dollar cost averaging does not assure profits or protect against losses in a steadily declining market. Since dollar cost averaging involves continuous investment regardless of fluctuating price levels, you should consider your financial ability to continue investing in de-clining as well as rising markets before deciding to invest in this way. The Fund offers two dif-ferent types of systematic investment programs:

Systematic Investment Plan

The initial minimum investment for a systematic investment plan is $50. Once you have established a Fund account, you may make regular investments in an amount of $50 or more each month by authorizing Nuveen Investor Services to draw preauthorized checks on your bank account. There is no obligation to con-tinue payments and you may terminate your participation at any time at your discretion. No charge in addition to the applicable sales charge is made in connection with this Plan, and there is no cost to the Fund. To obtain an ap-plication form for the Systematic Investment Plan, check the applicable box on the Application Form or call Nuveen Investor Services toll-free at 800-257-8787.

Payroll Direct Deposit Plan
Once you have established a Fund account, you may, with your employer's con-sent, make regular investments in Fund shares of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct this amount automatically from your paycheck. There is no obligation to con-tinue payments and you may terminate your participation at any time at your discretion. No charge in addition to the applicable sales charge is made for this Plan, and there is no cost to the Fund. To obtain an application form for the Payroll Direct Deposit Plan, check the applicable box on the Application Form or call Nuveen Investor Services toll-free at 800-257-8787.

Class A Shares

You may purchase Class A Shares at a public offering price equal to the appli-cable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. You may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of .25%. See "Distribution and Service Plan." Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund. The example as-sumes a purchase on November 20, 1998 of Class A shares from the Fund aggregat-ing less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

                                                                         Income
                                                                         Fund
                                                                         ------
      Net Asset Value per share......................................... $20.00
      Per Share Sales Charge--4.75% of public offering price (5.00% of
       net asset value per share).......................................   1.00
                                                                         ------
      Per Share Offering Price to the Public............................ $21.00
      Shares Outstanding (as of November 20, 1998)......................  5,000

The Fund receives the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

Certain commercial banks may make Class A Shares of the Fund available to their customers on an agency basis. Pursuant to the agreements between Nuveen and these banks, some or all of the sales charge paid by a bank customer in connec-tion with a purchase of Class A Shares may be retained by or paid to the bank. Certain banks and other financial institutions may be required to register as securities dealers in certain states.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares and Class R Share Purchase Availability

Rights of Accumulation

You may qualify for a reduced sales charge on a purchase of Class A Shares of the Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of the Fund or of another Nuveen Mutual Fund, or Nuveen exchange-traded fund, or units of a Nuveen Defined Portfolio, on which an up-front sales charge or ongoing distribution fee is imposed, or is normally imposed, falls within the amounts stated in the Class A sales charges and commissions table in "How to Choose a Share Class" in the Fund's Prospec-tus. You or your financial adviser must notify Nuveen or the Fund's transfer agent, Chase Global Funds Services Company ("Chase Global"), of any cumulative discount whenever you plan to purchase Class A Shares that you wish to qualify for a reduced sales charge.

Letter of Intent
You may qualify for a reduced sales charge on a purchase of Class A Shares of the Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A sales charges and commissions table in "How to Choose a Share Class" in the Fund's Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B and Class C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your invest-ment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Defined Port-folio, or otherwise.

By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of the Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial adviser, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By estab-lishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

Reinvestment of Nuveen Defined Portfolio Distributions
You may purchase Class A Shares without an up-front sales charge by reinvest-ment of distributions from any of the various defined portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases.

Group Purchase Programs
If you are a member of a qualified group, you may purchase Class A Shares of the Fund or of another Nuveen Mutual Fund at the reduced sales charge applica-ble to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publi-cations in mailings to members and has agreed to comply with certain adminis-trative requirements relating to its group purchases.

Under any group purchase program, the minimum initial investment in Class A Shares of any particular Fund or portfolio for each participant is $50 pro-vided that the group invests $3,000 in the Fund and the minimum monthly in-vestment in Class A Shares of any particular Fund or portfolio by each partic-ipant is $50. No certificate will be issued for any participant's account. All dividends and other distributions by the Fund will be reinvested in additional Class A Shares. No participant may utilize a systematic withdrawal program.

To establish a group purchase program, both the group itself and each partici-pant must fill out application materials, which the group administrator may obtain from the group's financial adviser, by calling Nuveen Investor Services toll-free at 800-257-8787.

Elimination of Sales Charge on Class A Shares
Class A Shares of the Fund may be purchased at net asset value without a sales charge by the following categories of investors:

  .  investors purchasing $1,000,000 or more;

  . officers, trustees and former trustees of the Trust or any Nuveen-Spon-sored registered investment company;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transac-tion fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their serv-ices; and

  . any eligible employer-sponsored qualified defined contribution retire-ment plan. Eligible plans are those with at least 25 employees and which either (a) make an initial purchase of one or more Nuveen mutual funds aggregating $500,000 or more; or (b) execute a Letter of Intent to pur-chase in the aggregate $500,000 or more of Fund shares. Authorized Deal-ers are eligible to receive a sales commission on such purchases equal to .75% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million.

Also, investors will be able to buy Class A shares at net asset value by using the proceeds of sales of Nuveen Exchange-Traded fund shares or the termination/maturity proceeds from Nuveen Defined Portfolios. You must provide Nuveen appropriate documentation that the fund sale or Defined Portfolio termination/maturity occurred not more than one year prior to reinvestment. In addition, investors also may buy Class A shares at net asset value without a sales charge by directing their monthly dividends from Nuveen Exchange-Traded funds.

For investors that purchased Class A shares at net asset value because they purchased such shares through an eligible employer-sponsored qualified defined contribution plan described above or because the purchase amount equaled or exceeded $1 million and the Authorized Dealer did not waive the sales commis-sion, a contingent deferred sales charge of .75% will be assessed on redemp-tions within 18 months of purchase.

Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund. You or your fi-nancial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered un-der these special sales charge waivers.

Class A Shares of the Fund may be issued at net asset value without a sales charge in connection with the acquisition by the Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Fund.

In determining the amount of your purchases of Class A Shares of the Fund that may qualify for a reduced sales charge, the following purchases may be com-bined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immedi-ate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons-and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

Class R Share Purchase Eligibility
Class R Shares are available for purchases of $2.5 million or more and for pur-chases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors:

  . officers, trustees and former trustees of the Trust or any Nuveen-spon-sored registered investment company and their immediate family members or trustees/directors of any fund sponsored by Nuveen, any parent com-pany of Nuveen and subsidiaries thereof and their immediate family mem-bers;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transac-tion fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their serv-ices;

  . any shares purchased by investors falling within any of the first four categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund.

In addition, purchasers of Nuveen Defined Portfolios may reinvest their distri-butions from such defined portfolios in Class R Shares, if, before September 6, 1994, such purchasers had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Sharehold-ers may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other

Nuveen Fund. You may also exchange Class R Shares of the Fund for Class A Shares without a sales charge if the current net asset value of your Class R Shares is at least $3,000 (or you already own Class A Shares).

The reduced sales charge programs may be modified or discontinued by the Fund at any time. To encourage their participation, the Fund waives the sales charge on Class A Shares and offers Class R Shares to trustees and officers of the Trust and other affiliated persons of the Trust and Nuveen as noted above.

If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences be-tween these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing ac-count services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the same types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be pro-vided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

For more information about the purchase of Class A Shares or reduced sales charge program, or to obtain the required application forms, call Nuveen In-vestor Services toll-free at 800-257-8787.

Class B Shares

You may purchase Class B Shares at a public offering price equal to the appli-cable net asset value per share without any up-front sales charge. Since Class B Shares are sold without an initial sales charge, the full amount of your pur-chase payment will be invested in Class B Shares. Class B Shares are subject to an annual distribution fee of .75% to compensate Nuveen for its costs in con-nection with the sale of Class B shares, and are also subject to an annual service fee of .25% to compensate Authorized Dealers for providing you with on-going financial advice and other account services.

You may be subject to a CDSC if you redeem your Class B shares prior to the end of the sixth year after purchase. See "Reduction or Elimination of Contingent Deferred Sales Charge" below. Nuveen compensates Authorized Dealers for sales of Class B Shares at the time of sale at the rate of 4.00% of the amount of Class B Shares purchased, which represents a sales commission of 3.75% plus an advance on the first year's annual service fee of .25%.

Class B Shares acquired through the reinvestment of dividends are not subject to a CDSC. Any CDSC will be imposed on the lower of the redeemed shares' cost or net asset value at the time of redemption.

Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through re-investment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may deter-mine from time to time. Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conversion of Class B Shares into Class A Shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conver-sion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

Class C Shares

You may purchase Class C Shares at a public offering price equal to the appli-cable net asset value per share without any up-front sales charge. Class C Shares are subject to an annual distribution fee of .75% to compensate Nuveen for its costs in connection with the sale of Class C Shares. Class C Shares are also subject to an annual service fee of .25% to compensate Authorized Dealers for providing you with on-going financial advice and other account services. Nuveen compensates Authorized Dealers for sales of Class C Shares at the time of the sale at a rate of 1% of the amount of Class C Shares purchased, which represents a sales commission of .75% plus an advance on the first year's an-nual service fee of .25%. See "Distribution and Service Plan."

Redemptions of Class C Shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of the purchase price or redemption proceeds. Because Class C Shares do not convert to Class A Shares and continue to pay an annual distribution fee indefinitely, Class C Shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

Reduction or Elimination of Contingent Deferred Sales Charge

Class A Shares are normally redeemed at net asset value, without any CDSC. How-ever, in the case of Class A Shares purchased at net asset value because the purchase amount equaled or exceeded $1 million where the Authorized Dealer did not waive the sales commission or pursuant to an eligible employer-sponsored qualified defined contribution plan described above, where the Authorized Dealer did not waive the sales commission, a CDSC of .75% is imposed on any re-demption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemp-tions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.

In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge, or that represent an increase in the value of the Fund account due to capital appreciation, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund or Nuveen money market fund. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is calculated based on the lower of the redeemed shares' cost or net asset value at the time of the redemption and is deducted from the redemption proceeds. Nuveen receives the amount of any CDSC shareholders pay. If Class A, Class B or Class C shares sub-ject to a CDSC are exchanged for shares of a Nuveen money market fund, the CDSC would be imposed on the subsequent redemption of those money market fund shares, and the period during which the shareholder holds the money market fund shares would be counted in determining the remaining duration of the CDSC. The Fund may elect not to so count the period during which the shareholder held the money market fund shares, in which event the amount of any applicable CDSC would be reduced in accordance with applicable SEC rules by the amount of any 12b-1 plan payments to which those money market funds shares may be subject.

The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal So-cial Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner);
(iii) for redemptions made pursuant to a systematic withdrawal plan, up to 12% annually of the current market value; (iv) involuntary redemptions caused by operation of law; (v) redemptions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of the Fund's shares subject to a sales charge are reinvested in shares of certain funds within a specified number of days; and (vii) redemptions in connection with the exercise of the Fund's right to redeem all shares in an account that does not maintain a cer-tain minimum balance or that the applicable board has determined may have mate-rial adverse consequences to the shareholders of the Fund.

In addition, the CDSC will be waived in connection with the following redemp-tions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a dis-tribution without penalty under Section 72(t) of the Internal Revenue Code ("Code") from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connec-tion with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer's plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2; and (ii) for re-demptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Nuveen IRA accounts).

Shareholder Programs

Exchange Privilege
You may exchange shares of a class of the Fund for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the Fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of the Fund at net asset value without a sales charge. Exchanges of shares from any Nuveen money market fund will be made into Class A Shares, Class B Shares, Class C Shares or Class R Shares (if eligible) of the Fund at the public offering price. If, however, a sales charge has previously been paid on the investment represented by the exchanged shares (i.e., the shares to be exchanged were originally issued in exchange for shares on which a sales charge was paid), the exchange of shares from a Nuveen money market fund will be made into shares of the Fund at net asset value. All share classes may be exchanged for shares of any Nuveen money market fund.

If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

The shares to be purchased must be offered in your state of residence and you must have held the shares you are exchanging for at least 15 days. The total value of exchanged shares must at least equal the minimum investment require-ment of the Nuveen Mutual Fund being purchased. For federal income tax purpos-es, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Pro-spectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone ex-changes by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free at 800-257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by the Fund at any time.

The exchange privilege is not intended to permit the Fund to be used as a vehi-cle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best in-terest of the Fund, the Fund reserves the right to revise or terminate the ex-change privilege, or limit the amount or number of exchanges or reject any ex-change. Shareholders would be notified of any such action to the extent re-quired by law.

Reinstatement Privilege
If you redeemed Class A, Class B or Class C Shares of the Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the ap-propriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the tim-ing, the amount of the reinvestment and the fund from which the redemption oc-curred.

Fund DirectSM
You can use Fund Direct to link your Fund account to your account at a bank or other financial institution. Fund Direct enables you to transfer money elec-tronically between these accounts and perform a variety of account transac-tions. These include purchasing shares by telephone, investing through a Sys-tematic Investment Plan, and sending dividends, distributions, redemption pay-ments or Systematic Withdrawal Plan payments directly to your bank account. Please refer to the Application Form for details, or call Nuveen Investor Services at 800-257-8787 for more information.

Fund Direct privileges may be requested via an application you obtain by call-ing 800-257-8787. Fund Direct privileges will apply to each shareholder listed in the registration on your account as well as to your Authorized Dealer rep-resentative of record unless and until Nuveen Investor Services receives writ-ten instructions terminating or changing those privileges. After you establish Fund Direct for your account, any change of bank account information must be made by signature-guaranteed instructions to Nuveen Investor Services signed by all shareholders who own the account.

Purchases may be made by telephone only after your account has been estab-lished. To purchase shares in amounts up to $250,000 through a telephone rep-resentative, call Nuveen Investor Services at 800-257-8787. The purchase pay-ment will be debited from your bank account.

Redemption

You may redeem shares by sending a written request for redemption directly to your Fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York 10274-5186, accompanied by duly endorsed certificates, if issued. Re-quests for redemption and share certificates, if issued, must be signed by each shareholder and, if the redemption proceeds exceed $50,000 or are payable other than to the shareholder of record at the address of record (which ad-dress may not have changed in the preceding 60 days), the signature must be guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You will receive payment based on the net asset value per share next determined after receipt by the Fund of a properly executed redemption request in proper form. A check for the redemp-tion proceeds will be mailed to you within seven days after receipt of your redemption request. For accounts registered in the name of a broker-dealer, payment will be forwarded within three business days. However, if any shares to be redeemed were purchased by check within 10 days prior to the date the redemption request is received, the Fund will not mail the redemption proceeds until the check re-ceived for the purchase of shares has cleared, which may take up to 10 days.

Telephone and Electronic Redemptions
If you have authorized telephone redemption and your account address has not changed within the last 60 days, you can redeem shares that are held in non-certificate form by calling Nuveen Investor Services at 800-257-8787. While you or anyone authorized by you may make telephone redemption requests, redemption checks will be issued only in the name of the shareholder of record and will be mailed to the address of record. If your telephone request is received prior to 4:00 p.m. eastern time, the redemption check will normally be mailed the next business day. For requests received after 4:00 p.m. eastern time, the redemp-tion will be effected at 4:00 p.m. eastern time the following business day and the check will normally be mailed on the second business day after the request.

If you have authorized electronic fund redemption or established Fund Direct privileges, you can take advantage of the following expedited redemption proce-dures to redeem shares held in non-certificate form that are worth at least $1,000. You may make electronic fund redemption requests through a phone repre-sentative or Fund Direct redemption requests by calling Nuveen Investor Serv-ices at 800-257-8787. If a redemption request is received by 4:00 p.m. eastern time, the redemption will be made as of 4:00 p.m. that day. If the redemption request is received after 4:00 p.m. eastern time, the redemption will be made as of 4:00 p.m. the following business day. Proceeds of electronic fund redemp-tions will normally be wired on the second business day following the redemp-tion, but may be delayed one additional business day if the Federal Reserve Bank of Boston or the Federal Reserve Bank of New York is closed on the day re-demption proceeds would ordinarily be wired. The Fund reserves the right to charge a fee for electronic fund redemption. Proceeds of redemptions through Fund Direct will normally be wired to your Fund Direct bank account on the sec-ond or third business day after the redemption.

Before you may redeem shares electronically by phone or through Fund Direct, you need to complete the telephone redemption authorization section of the Ap-plication Form or the Fund Direct application form and return it to Nuveen In-vestor Services. If you did not authorize telephone redemption when you opened your account, you may obtain a telephone redemption authorization form by writ-ing your Fund or by calling Nuveen Investor Services toll-free at 800-257-8787. Proceeds from electronic share redemptions will be transferred by Federal Re-serve wire only to the commercial bank account specified by the shareholder on the Application Form. You need to send a written request to Nuveen Investor Services in order to establish multiple accounts, or to change the account or accounts designated to receive redemption proceeds. These requests must be signed by each account owner with signatures guaranteed by a member of an ap-proved Medallion Guarantee Program or in such other manner as may be acceptable to a Fund. Further documentation may be required from corporations, executors, trustees or personal representatives.

For the convenience of shareholders, the Fund has authorized Nuveen as its agent to accept orders from financial advisers by wire or telephone for the re-demption of Fund shares. The redemption price is the first net asset value of the appropriate share class determined following receipt of an order placed by the financial adviser. The Fund makes payment for the redeemed shares to the secu-rities representatives who placed the order promptly upon presentation of re-quired documents with signatures guaranteed as described above. Neither the Fund nor Nuveen charges any redemption fees other than any CDSC as described above. However, your financial adviser may charge you for serving as agent in the redemption of shares.

The Fund reserves the right to refuse telephone redemptions and, at its option, may limit the timing, amount or frequency of these redemptions. Telephone re-demption procedures may be modified or terminated at any time, on 30 days' no-tice, by the Fund. The Fund, Chase Global, the Fund's shareholder services agent, and Nuveen will not be liable for following telephone instructions rea-sonably believed to be genuine. The Fund employs procedures reasonably designed to confirm that telephone instructions are genuine. These procedures include recording all telephone instructions and requiring up to three forms of identi-fication prior to acting upon a caller's instructions. If the Fund does not follow reasonable procedures for protecting shareholders against loss on tele-phone transactions, it may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Systematic Withdrawal Plan.
If you own Fund shares currently worth at least $10,000, you may establish a Systematic Withdrawal Plan by completing an application form for the Plan. You may obtain an application form by checking the applicable box on the Applica-tion Form or by calling Nuveen Investor Services toll-free at 800-257-8787.

The Plan permits you to request periodic withdrawals on a monthly, quarterly, semi-annual or annual basis in an amount of $50 or more. Depending upon the size of the withdrawals requested under the Plan and fluctuations in the net asset value of Fund shares, these withdrawals may reduce or even exhaust your account.

The purchase of Class A Shares, other than through reinvestment, while you are participating in the Systematic Withdrawal Plan with respect to Class A Shares will usually be disadvantageous because you will be paying a sales charge on any Class A Shares you purchase at the same time you are redeeming shares. Sim-ilarly, use of the Systematic Withdrawal Plan for Class B Shares held for less than six years or Class C Shares held for less than 12 months may be disadvan-tageous because the newly-purchased Class B or Class C Shares will be subject to the CDSC.

Suspension of Right of Redemption
The Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that trading of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the Securities and Exchange Com-mission by order may permit for protection of Fund shareholders.

Involuntary Redemption
The Fund may, from time to time, establish a minimum total investment for Fund shareholders, and the Fund reserves the right to redeem your shares if your in-vestment is less than the minimum after giving you at least 30 days' notice. If any minimum total investment is established, and if your account is below the minimum, you will be allowed 30 days following the notice in which to purchase sufficient shares to meet the minimum. So long as the Fund continues to offer shares at net asset value to holders of Nuveen Defined Portfolios who are in-vesting their Nuveen Defined Portfolio distributions, no minimum total invest-ment will be established for those investors.

Redemption In Kind
The Fund has reserved the right to redeem in kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Fund has no present intention to redeem in kind. The Fund volun-tarily has committed to pay in cash all requests for redemption by any share-holder, limited as to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the ninety-day period.

General Matters

The Fund may encourage registered representatives and their firms to help ap-portion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in debt secu-rities.

Upon notice to all Authorized Dealers, Nuveen may reallow to Authorized Dealers electing to participate up to the full applicable Class A Share up-front sales charge during periods and for transactions specified in the notice. The reallowances made during these periods may be based upon attainment of minimum sales levels.

In addition to the types of compensation to dealers to promote sales of fund shares that are described in the Fund's Prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen Mutual Funds and Nuveen Defined Portfolios during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such Authorized Dealers' representa-tives, seminars for the public, and advertising and sales campaigns. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified me-dia costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds and Nuveen Defined Portfolios.

Such reimbursement will be based on the number of its financial advisers who have sold Nuveen Fund shares and Nuveen Defined Portfolio units during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of the Fund, and will not change the price an investor pays for shares or the amount that a Fund will receive from such a sale. The staff of the Securities and Exchange Commission takes the position that dealers who re-ceive 90% or more of the applicable sales charge may be deemed underwriters un-der the Securities Act of 1933, as amended.

To help advisers and investors better understand and more efficiently use the Fund to reach their investment goals, the Fund may advertise and create spe-cific investment programs and systems. For example, this may include informa-tion on how to use the Fund to accumulate assets for future education needs or periodic payments such as insurance premiums. The Fund may produce software, electronic information sites, or additional sales literature to promote the ad-vantages of using the Fund to meet these and other specific investor needs.

The Fund has authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other interme-diaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an autho-rized broker or, if applicable, a broker's authorized designee accepts the or-der. Customer orders received by such broker (or their designee) will be priced at the Funds' net asset value next computed after they are accepted by an au-thorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the New York Stock Exchange will receive that day's share price; orders accepted after the close of trading will receive the next business day's share price.

Exchanges of shares of the Fund for shares of a Nuveen money market fund may be made on days when both funds calculate a net asset value and make shares avail-able for public purchase. Shares of the Nuveen money market funds may be pur-chased on days on which the Federal Reserve Bank of Boston is normally open for business. In addition to the holidays observed by the Fund, the Nuveen money market funds observe and will not make fund shares available for purchase on the following holidays: Martin Luther King's Birthday, Columbus Day and Veter-ans Day.

Shares will be registered in the name of the investor or the investor's finan-cial adviser. A change in registration or transfer of shares held in the name of a financial adviser may only be made by an order in good form from the fi-nancial adviser acting on the investor's behalf. Share certificates will only be issued upon written request to the Fund's transfer agent. No share certifi-cates will be issued for fractional shares.

For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Shares" and "Systematic Investing" in the Fund's Prospectus.

If you choose to invest in the Fund, an account will be opened and maintained for you by Chase Global. Share certificates will be issued to you only upon written request to Nuveen Investor Services, and no certificates will be issued for fractional shares. The Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements. A change in registra-tion or transfer of shares held in the name of your financial adviser's firm can only be made by an order in good form from the financial adviser acting on your behalf.

Authorized Dealers are encouraged to open single master accounts. However, some Authorized Dealers may wish to use Chase Global's sub-accounting system to min-imize their internal recordkeeping requirements. An Authorized Dealer or other investor requesting shareholder servicing or accounting other than the master account or sub-accounting service offered by Chase Global will be required to enter into a separate agreement with another agent for these services for a fee that will depend upon the level of services to be provided.

The Shares are offered continuously. However, subject to the rules and regula-tions of the Securities and Exchange Commission, the Fund reserves the right to suspend the continuous offering of it shares at any time, but no suspension shall affect your right of redemption.

Nuveen serves as the principal underwriter of the shares of the Fund pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Fund's shares on a continuous offering basis. Nuveen sells shares to or through bro-kers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then ef-fective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Fund's shares, including printing and dis-tributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to dealers. Nuveen receives for its services the excess, if any, of the sales price of a Fund's shares less the net asset value of those shares, and reallows a major-ity or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plan." Nuveen receives any CDSCs imposed on redemp-tions of Shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Nuveen pursuant to the distribution plan.

                         DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the In-vestment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will all be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

The distribution fee applicable to Class B Shares and Class C Shares under the Fund's Plan will be payable to reimburse Nuveen for services and expenses in-curred in connection with the distribution of Class B and Class C Shares, re-spectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of pre-paring, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

The service fee applicable to Class A Shares, Class B Shares and Class C Shares under the Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering share-holder inquiries and providing other personal services to shareholders.

The Fund may spend up to .25 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan as applicable to Class A Shares. The Fund may spend up to .75 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a distribution fee which con-stitutes an asset-based sales charge whose purpose is the same as an up-front sales charge and up to .25 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a service fee under the Plan as applicable to such classes.

Under the Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested Trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of rea-sonable business judgment and in light of their fiduciary duties under applica-ble law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested Trustees by a vote cast in per-son at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested Trustees of the Trust will be committed to the discretion of the non-interested Trustees then in office.

          INDEPENDENT PUBLIC ACCOUNTANTS, CUSTODIAN AND TRANSFER AGENT

Arthur Andersen LLP, independent public accountants, 33 West Monroe Street, Chicago, Illinois 60603 have been selected as auditors for the Trust. In addi-tion to audit services, Arthur Andersen LLP will provide consultation and as-sistance on accounting, internal control, tax and related matters. The finan-cial statements to be included in this Statement of Additional Information will be audited by Arthur Andersen LLP as indicated in their report with respect thereto, and will be included in reliance upon the authority of said firm as experts in giving said report.

The custodian of the assets of the Fund is The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004. The custodian performs custodial, fund ac-counting and portfolio accounting services.

The Fund's transfer, shareholder services, and dividend paying agent is Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108.

                            STATEMENT OF NET ASSETS

                          Nuveen Investment Trust III
                            Statement of Net Assets
                               November 20, 1998

Assets:
  Cash................................................................ $100,000
                                                                       --------
    Total assets......................................................  100,000
                                                                       --------
Net assets............................................................ $100,000
                                                                       ========
Shares outstanding (note 1):
  Class A shares......................................................    1,250
  Class B shares......................................................    1,250
  Class C shares......................................................    1,250
  Class R shares......................................................    1,250
Net asset value and redemption price per share:
  Class A, B, C and R Shares.......................................... $  20.00
                                                                       ========
Offering price per share:
  Class B, C and R Shares at net asset value.......................... $  20.00
                                                                       ========
  Class A Shares at net asset value plus maximum sales charge of 4.75%
   of offering price.................................................. $  21.00
                                                                       ========

(1) The Trust:

The Trust was organized as a Massachusetts business trust on August 20, 1998, and has been inactive since that date except for matters relating to its organ-ization, its registration as an open-end series investment company and the reg-istration of its shares under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of the outstanding shares to Nuveen Institutional Advisory Corp., the Trust's investment adviser (the "Adviser"), a wholly owned subsidiary of Nuveen. The Fund is a series of the Trust. Additional series may be added in the future. The Fund is permitted to issue shares at a price equal to net asset value for its authorized Class B, C, and R Shares and at varying sales charges for its authorized Class A Shares.

(2) Organization Costs:

John Nuveen & Co. Incorporated, a wholly owned subsidiary of The John Nuveen Company, will assume all of the organization costs, approximately $147,000, re-lated to the Trust.

(3) Related Parties:

The Adviser will act as investment adviser for and manage the investment and reinvestment of the assets of the Fund and will administer its business af-fairs. For these services the Fund has agreed to pay an annual management fee as described in the Fund's Prospectus.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholder and Trustees
Nuveen Investment Trust III:

We have audited the accompanying statement of net assets of the Nuveen Invest-ment Trust III (a Massachusetts business trust comprising the Nuveen Income
Fund) as of November 20, 1998. This statement of net assets is the responsibil-ity of the Trust's management. Our responsibility is to express an opinion on the statement of net assets based on our audit.

We conducted our audit in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of net assets is free of mate-rial misstatement. An audit includes examining, on a test basis, evidence sup-porting the amounts and disclosures in the statement of net assets. Our proce-dures included confirmation of cash held by the custodian as of November 20, 1998. An audit also includes assessing the accounting principles used and sig-nificant estimates made by management, as well as evaluating the overall finan-cial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of net assets presents fairly, in all material respects, the net assets of the Fund constituting the Nuveen Investment Trust III as of November 20, 1998, in conformity with generally accepted accounting principles.

                                          Arthur Andersen LLP

Chicago, Illinois,
November 20, 1998

                           GENERAL TRUST INFORMATION

The Fund is a series of the Trust. The Trust is an open-end diversified manage-ment investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on August 20, 1998. The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series or "Funds," which may be divided into classes of shares. Currently, the Fund is the only series authorized and outstanding, with four classes of shares designated as Class A Shares, Class B Shares, Class C Shares and Class R Shares. Each class of shares represents an interest in the same portfolio of investments of the Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights, except that Class B Shares automatically convert into Class A Shares, as described herein. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the fu-ture, to change those series or classes and to determine the preferences, vot-ing powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of share-holders. Shareholders owning more than 10% of the outstanding shares of the Fund have the right to call a special meeting to remove Trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, sharehold-ers of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder lia-bility is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust be-lieves the likelihood of the occurrence of these circumstances is remote.

                       APPENDIX A--RATINGS OF INVESTMENTS

Standard & Poor's Ratings Group--A brief description of the applicable Standard & Poor's Ratings Group ("S&P") rating symbols and their meanings (as published by S&P) follows:

                                 Long Term Debt

An S&P corporate or municipal debt rating is a current assessment of the cred-itworthiness of an obligor with respect to a specific obligation. This assess-ment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a partic-ular investor.

The ratings are based on current information furnished by the issuer or ob-tained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited fi-nancial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

  1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

  2. Nature of and provisions of the obligation;

  3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade
AAA Debt rated "AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA
     Debt rated "AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small de-gree.

A
     Debt rated "A' has a strong capacity to pay interest and repay princi-pal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB
     Debt rated "BBB' is regarded as having an adequate capacity to pay in-terest and repay principal. Whereas it normally exhibits adequate pro-tection parameters, adverse economic conditions or changing circum-stances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade Rating
Debt rated "BB', "B', "CCC', "CC' and "C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB' indicates the least degree of speculation and "C' the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse con-ditions.

BB Debt rated "BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and princi-pal payments. The "BB' rating category is also used for debt subordi-nated to senior debt that is assigned an actual or implied "BBB-' rat-ing.

B Debt rated "B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     The "B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB' or "BB-' rating.

CCC Debt rated "CCC' has a currently identifiable vulnerability to de-fault, and is dependent upon favorable business, financial, and eco-nomic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

     The "CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B' or "B-' rating.

CC The rating "CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC' debt rating.

C The rating "C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-' debt rating. The "C' rating may be used to cover a situation where a bankruptcy peti-tion has been filed, but debt service payments are continued.

CI The rating "CI' is reserved for income bonds on which no interest is being paid.

D Debt rated "D' is in payment default. The "D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA' to "CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to comple-tion of the project, makes no comment on the likelihood of, or the risk of de-fault upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter "L' indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit col-lateral is federally insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.* and interest is ade-quately collateralized. In the case of certificates of deposit the letter "L' indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for princi-pal and accrued pre-default interest up to the federal insurance lim-its within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR Indicates no rating has been requested, that there is insufficient in-formation on which to base a rating, or that S&P does not rate a par-ticular type of obligation as a matter of policy.

                                Municipal Notes

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rat-ing. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     --Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

     --Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:
SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnera-bility to adverse financial and economic changes over the term of the notes.

SP-3
     Speculative capacity to pay principal and interest.

A note rating is not a recommendation to purchase, sell, or hold a security in-asmuch as it does not comment as to market price or suitability for a particu-lar investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

*Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

                                Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satis-factory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial rating is not a recommendation to purchase, sell, or hold a secu-rity inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occa-sion, rely on unaudited financial information. The ratings may be changed, sus-pended, or withdrawn as a result of changes in or unavailability of such infor-mation or based on other circumstances.

Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as pub-lished by Moody's) follows:

                                 Long Term Debt

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally re-ferred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securi-ties.

A Bonds which are rated A possess may favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Moody's bond rating symbols may contain numerical modifiers of a ge-neric rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristi-cally unrealiable over any great length of time. Such bonds lack out-standing investment characteristics and in fact have speculative char-acteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protec-tion of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desir-able investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and is-sues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con( . . . )
     Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the sym-bols Aa1, A1, Baa1, Ba1, and B1.

                           Municipal Short-Term Loans

MIG 1/VMIG 1     This designation denotes best quality. There is present
                 strong protection by established cash flows, superior liquid-ity support or demonstrated broadbased access to the market for refinancing.

MIG 2/VMIG 2     This designation denotes high quality. Margins or protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3     This designation denotes favorable quality. All security ele-
                 ments are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4     This designation denotes adequate quality. Protection com-
                 monly regarded as required of an investment security is pres-ent and although not distinctly or predominantly speculative, there is specific risk.

                                Commercial Paper

Issuers rated Prime-1 (or related supporting institutions) have a superior ca-pacity for repayment of senior short-term promissory obligations. Prime-1 re-payment capacity will often be evidenced by many of the following characteris-tics:

  --Leading market positions in well-established industries.

  --High rates of return on funds employed.

  --Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  --Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  --Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capac-ity for repayment of senior short-term promissory obligations. This will nor-mally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of senior short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial lever-age. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Duff & Phelps, Inc.--A brief description of the applicable Duff & Phelps, Inc. ("D&P") ratings symbols and their meanings (as published by D&P) follows:

                                 Long Term Debt

These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, gov-ernment action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by sev-eral factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the na-ture of covenant protection.

The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of "BBB-' and higher fall within the defi-nition of investment grade securities, as defined by bank and insurance super-visory authorities. Structured finance issues, including real estate, asset-backed and mortgage-backed financings, use this same rating scale. Duff & Phelps Credit Rating claims paying ability ratings of insurance companies use the same scale with minor modification in the definitions. Thus, an investor can compare the credit quality of investment alternatives across industries and structural types. A "Cash Flow Rating" (as noted for specific ratings) ad-dresses the likelihood that aggregate principal and interest will equal or ex-ceed the rated amount under appropriate stress conditions.

Rating ScaleDefinition
--------------------------------------------------------------------------------

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

--------------------------------------------------------------------------------

AA+         High credit quality. Protection factors are strong. Risk is mod-
AA          est, but may vary slightly from time to time because of economic
AA-         conditions.


--------------------------------------------------------------------------------

A+          Protection factors are average but adequate. However, risk factors
A           are more variable and greater in periods of economic stress.
A-


--------------------------------------------------------------------------------

BBB+        Below average protection factors but still considered sufficient
BBB         for prudent investment. Considerable variability in risk during
BBB-        economic cycles.


--------------------------------------------------------------------------------

BB+         Below investment grade but deemed likely to meet obligations when
BB          due. Present or prospective financial protection factors fluctuate
BB-         according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

-------------------------------------------------------------------------------

B+          Below investment grade and possessing risk that obligations will
B           not be met when due. Financial protection factors will fluctuate
B-          widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

-------------------------------------------------------------------------------

CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substan-tial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

-------------------------------------------------------------------------------

DD          Defaulted debt obligations. Issuer failed to meet scheduled prin-
            cipal and/or interest payments.
DP          Preferred stock with dividend arrearages.

-------------------------------------------------------------------------------

                            Short-Term Debt Ratings

Duff & Phelps' short-term ratings are consistent with the rating criteria used by money market participants. The ratings apply to all obligations with matu-rities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers accept-ances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from opera-tions, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

The distinguishing feature of Duff & Phelps Credit Ratings' short-term ratings is the refinement of the traditional "1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps Credit Rating has incorporated gra-dations of "1+' (one plus) and "1-' (one minus) to assist investors in recog-nizing those differences.

These ratings are recognized by the SEC for broker-dealer requirements, spe-cifically capital computation guidelines. These ratings meet Department of La-bor ERISA guidelines governing pension and profit sharing investments. State regulators also recognize the ratings of Duff & Phelps Credit Rating for in-surance company investment portfolios.

Rating Scale:
            Definition

            High Grade
D-1+ Highest certainty of timely payment. Short-term liquidity, includ-ing internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are ex-cellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

            Good Grade
D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

            Satisfactory Grade
D-3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

            Non-investment Grade
D-4 Speculative investment characteristics. Liquidity is not suffi-cient to insured against disruption in debt service. Operating factors and market access may be subject to a high degree of vari-ation.

            Default
D-5 Issuer failed to meet scheduled principal and/or interest pay-ments.

Fitch IBCA, Inc.--A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

                                 Long Term Debt

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a spe-cific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its rela-tionship to other obligations of the issuer, the current and prospective finan-cial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by in-surance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differ-ences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Rat-ings do not comment on the adequacy of market price, the suitability of any se-curity for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Rat-ings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay inter-est and repay principal, which is unlikely to be affected by reasona-bly foreseeable events.

AA Bonds considered to be investment grade and of very high credit quali-ty. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA'. Because bonds rated in the "AAA' and "AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated "F-1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is consid-ered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Fitch speculative grade bond ratings provide a guide to investors in determin-ing the credit risk associated with a particular security. The ratings ("BB' to "C') represent Fitch's assessment of the likelihood of timely payment of prin-cipal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD' to "D') is an assessment of the ultimate recovery value through reorganization or liquidation.

The rating takes into consideration special features of the issue, its rela-tionship to other obligations of the issuer, the current and prospective finan-cial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differ-ences in the degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay inter-est and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identi-fied which could assist the obligor in satisfying its debt service re-quirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of con-tinued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and eco-nomic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not reme-died, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C    Bonds are in imminent default in payment of interest or principal.

DDD, Bonds are in default on interest and/or principal payments. Such bonds
DD   are extremely speculative and should be valued on the basis of their and Dultimate recovery value in liquidation or reorganization of the obli-gor. "DDD' represents the highest potential for recovery of these bonds, and "D' represents the lowest potential for recovery.

                              Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on de-mand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+
     Exceptionally Strong Credit Quality Issues assigned this rating are regarded as having the strongest degree of assurance for timely pay-ment.

F-1
     Very Strong Credit Quality Issues assigned this rating reflect an as-surance of timely payment only slightly less in degree than issues rated "F-1+'.

F-2
     Good Credit Quality Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned "F-1+' and "F-1' ratings.

F-3
     Fair Credit Quality Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is ade-quate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S Weak Credit Quality Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic con-ditions.

D Default Issues assigned this rating are in actual or imminent payment default.

LOC The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                           PART C--OTHER INFORMATION

Item 23: Exhibits:

 (a)(1).  Declaration of Trust of Registrant.(1)
 (a)(2). Certificate for the Establishment and Designation of Classes dated August 20, 1998.(1)
 (b).     By-Laws of Registrant.(1)
 (c).     Specimen certificate of Shares of the Fund.(1)
 (d).     Management Agreement between Registrant and Nuveen
          Institutional Advisory Corp.(1)
 (e)(1).  Distribution Agreement between Registrant and John Nuveen & Co.
          Incorporated.(2)
 (e)(2).  Dealer Management Agreement.(2)
 (f).     Not applicable.
 (g).     Custodian Agreement between Registrant and Chase Manhattan
          Bank.(2)
 (h).     Mutual Fund Service Agreement between Nuveen Funds and Chase
          Global Funds Services Company.(1)
 (i)(1).  Opinion and consent of Chapman and Cutler.(2)
 (i)(2).  Opinion and consent of Bingham, Dana & Gould.(2)
 (j).     Consent of Independent Public Accountants.(3)
 (k).     Not applicable.
 (l).     Subscription Agreement with Nuveen Institutional Advisory
          Corp.(2)
 (m).     Plan of Distribution and Service Pursuant to Rule 12b-1.(1)
 (n).     Financial Data Schedules. (3)
 (o).     Multi-Class Plan.(2)
 (z)(1).  Original Powers of Attorney for Messrs. Dean, Leafstrand,
          Bacon, Kissick, and Ms. Wellington, Trustees, authorizing, among others, Larry W. Martin and Gifford R. Zimmerman to execute the Registration Statement.(1)
 (z)(2).  Original Power of Attorney for Mr. Schwertfeger to execute the
          Registration Statement.(2)
 (z)(3).  Original Power of Attorney for Mr. Evans to execute the
          Registration Statement.(3)

--------
(1) Incorporated by reference to the initial registration statement filed on Form N-1A for Registrant.

(2) Incorporated by reference to pre-effective amendment No. 1 filed on Form N-1A for Registrant.

(3) Filed herewith.

Item 24: Persons Controlled by or under Common Control with Fund.
Not applicable.

Item 25: Indemnification
Section 4 of Article XII of Registrant's Declaration of Trust provides as fol-lows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent per-mitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

  (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negli-gence or reckless disregard of the duties involved in the conduct of his office;

  (b) with respect to any matter as to which he shall have been finally adju-dicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

  (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a pay-ment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

  (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in of-fice act on the matter); or

  (ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by poli-cies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall con-tinue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or oth-erwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

  (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

  (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ul-timately will be found entitled to indemnification.

As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, any-one who has been exempted from being an Interested Person by any rule, regula-tion or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, admin-istrative or other, including appeals), actual or threatened; and the word "li-ability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other lia-bilities.

                                ----------------

The trustees and officers of the Registrant are covered by Investment Trust Er-rors and Omission policies in the aggregate amount of $20,000,000 (with a maxi-mum deductible of $500,000) against liability and expenses of claims of wrong-ful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Ex-change Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indem-nification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opin-ion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnifi-cation by it is against public policy as expressed in the Act and will be gov-erned by the final adjudication of such issue.

Item 26: Business and Other Connections of Investment Adviser
(a) Nuveen Institutional Advisory Corp. ("NIAC") manages the Registrant and serves as investment adviser or manager to other open-end and closed-end man-agement investment companies and to separately managed accounts. The principal business address for all of these investment companies is 333 West Wacker Drive, Chicago, Illinois 60606.

A description of any other business, profession, vocation or employment of a substantial nature in which the directors and officers of NIAC who serve as of-ficers or Trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under "Management" in the Statement of Additional Informa-tion. Such information for the remaining senior officers of NIAC appears below:

                                                     Other Business, Profession, Vocation or
 Name and Position with NIAC                            Employment During Past Two Years
 ---------------------------                         ---------------------------------------
 John P. Amboian, Executive Vice President..... Executive Vice President and Secretary of The
                                                John Nuveen Company; Executive Vice President of
                                                John Nuveen & Co. Incorporated, Nuveen Advisory
                                                Corp. and Nuveen Asset Management, Inc. and
                                                Executive Vice President and Director of
                                                Rittenhouse Financial Services, Inc.
 Jerome S. Contro, Vice President.............. Vice President of Nuveen Asset Management, Inc.
 Michael S. Davern, Vice President............. Vice President of Nuveen Advisory Corp. (since
                                                January 1997); prior thereto, Vice President and
                                                Portfolio Manager of Flagship Financial
 Clifton L. Fenton, Vice President............. Vice President of John Nuveen & Co. Incorporated
 Thomas C. Spalding, Vice President............ Vice President of Nuveen Advisory Corp.
 Margaret E. Wilson, Vice President and Con-    Vice President and Controller of The John Nuveen
  troller...................................... Company, John Nuveen & Co. Incorporated and
                                                Nuveen Advisory Corp.

Item 27: Principal Underwriters

(a) John Nuveen & Co. Incorporated ("Nuveen") acts as principal underwriter to the following open-end management type investment companies: Nuveen Flagship Multistate Trust I, Nuveen Flagship Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Mu-nicipal Trust, Nuveen California Tax-Free Fund, Inc., Nuveen Tax-Free Money Market Fund, Inc., Nuveen Tax-Exempt Money Market Fund, Inc., Nuveen Tax-Free Reserves, Inc., Nuveen Taxable Funds Inc., Nuveen Investment Trust, Nuveen In-vestment Trust II and III. Nuveen also acts as depositor and principal under-writer of the Nuveen Tax-Free Unit Trust and the Nuveen Unit Trust, registered unit investment trusts. Nuveen has also served or is serving as co-managing un-derwriter to the following closed-end management type investment companies:
Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Mu-nicipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advan-tage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen Cali-fornia Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Mu-nicipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Invest-ment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality

Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen In-sured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Pre-mier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen In-sured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Mu-nicipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Washington Premium Income Municipal Fund, Nuveen Connecticut Premium In-come Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Mis-souri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Mu-nicipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free Income Port-folio and Nuveen Select Tax-Free Income Portfolio 3.

(b)

Name and Principal         Positions and Offices with     Positions and Offices
Business Address           Underwriter                    with Registrant
-------------------------------------------------------------------------------
Anthony T. Dean            President, Chief Operating     Chairman and Trustee
333 West Wacker Drive      Officer and Director
Chicago, IL 60606
Timothy R. Schwertfeger    Chairman of the Board,         President and Trustee
333 West Wacker Drive      Chief Executive Officer,
Chicago, IL 60606          and Director
John P. Amboian            Executive Vice President       None
333 West Wacker Drive
Chicago, IL 60606
William Adams IV           Vice President                 None
333 West Wacker Drive
Chicago, IL 60606
Judson T. Bergman          Vice President                 None
333 West Wacker Drive
Chicago, IL 60606
Alan G. Berkshire          Vice President                 Vice President and
333 West Wacker Drive      and Secretary                  Assistant Secretary
Chicago, IL 60606
James Connors              Vice President                 None
333 West Wacker Drive
Chicago, IL 60606
Clifton L. Fenton          Vice President                 None
333 West Wacker Drive
Chicago, IL 60606
Kathleen M. Flanagan       Vice President                 Vice President
333 West Wacker Drive
Chicago, IL 60606
Stephen D. Foy             Vice President                 Vice President and
333 West Wacker Drive                                     Controller
Chicago, IL 60606

                                                              Positions and
Name and Principal Business     Positions and Offices         Offices with
Address                         with Underwriter              Registrant
--------------------------------------------------------------------------------
Michael G. Gaffney              Vice President                None
333 West Wacker Drive
Chicago, IL 60606
Richard D. Hughes               Vice President                None
Two Radnor Corporate Center
Radnor, PA 19087
Anna R. Kucinskis               Vice President                Vice President
333 West Wacker Drive
Chicago, IL 60606
Robert B. Kuppenheimer          Vice President                None
333 West Wacker Drive
Chicago, IL 60606
Larry W. Martin                 Vice President                Vice President
333 West Wacker Drive           and Assistant                 and Assistant
Chicago, IL 60606               Secretary                     Secretary
Thomas C. Muntz                 Vice President                None
333 West Wacker Drive
Chicago, IL 60606
Stuart W. Rogers                Vice President                None
333 West Wacker Drive
Chicago, IL 60606
Bradford W. Shaw, Jr.           Vice President                None
333 West Wacker Drive
Chicago, IL 60606
Paul C. Williams                Vice President                None
333 West Wacker Drive
Chicago, IL 60606
Margaret E. Wilson              Vice President                None
333 West Wacker Drive           and Corporate
Chicago, IL 60606               Controller
Gifford R. Zimmerman            Vice President                Vice President and
333 West Wacker Drive           and Assistant Secretary       Secretary
Chicago, IL 60606

(c) Not applicable.

Item 28: Location of Accounts and Records
Nuveen Institutional Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004-2413, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not main-tained by Nuveen Institutional Advisory Corp., or Chase Global Fund Services Company.

Chase Global Fund Services Company, 73 Tremont Street, Boston, MA 02108, main-tains all the required records in its capacity as transfer, dividend paying, and shareholder service agent for the Registrant.

Item 29: Management Services
Not applicable.

Item 30: Undertakings
(a)Not applicable.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effec-tiveness of this Registration Statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago, and State of Il-linois, on the 17th day of February, 1999.

                                     NUVEEN INVESTMENT TRUST III

                                            /s/ Gifford R. Zimmerman
                                     __________________________________________
                                                Gifford R. Zimmerman
                                                   Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

           Signature                      Title                         Date
           ---------                      -----                         ----

     /s/ Stephen D. Foy          Vice President and              February 17, 1999
________________________________  Controller (Principal
         Stephen D. Foy           Financial and
                                  Accounting Officer)

    Timothy R. Schwertfeger      President and Trustee    )
                                                          )
      Thomas E. Leafstrand       Trustee                  )
                                                          )
         James E. Bacon          Trustee                  )
                                                          )       /s/ Gifford R. Zimmerman
         Jack B. Evans           Trustee                  )    By_________________________
                                                          )        Gifford R. Zimmerman
       William L. Kissick        Trustee                  )          Attorney-in-Fact
                                                          )
      Sheila W. Wellington       Trustee                  )
                                                          )
        Anthony T. Dean          Chairman and Trustee     )         February 17, 1999
                                  (Principal Executive    )
                                  Officer)                )


An original power of attorney authorizing, among others, Larry W. Martin and Gifford R. Zimmerman to execute this Registration Statement, and Amendments thereto, for each of the trustees of Registrant on whose behalf this Registra-tion Statement has been executed and has previously been filed with the Secu-rities and Exchange Commission or is being filed with this Registration State-ment.

                                 EXHIBIT INDEX

 Exhibit                                               Sequential
 Number                    Exhibit                    Numbered Page
 -------                   -------                    -------------
 (j).    Consent of Independent Public Accountants.
 (n).    Financial Data Schedules
 (z)(3). Original Power of Attorney for Mr. Evans.